Exhibit 2.2

EXECUTION VERSION 302397520.4 AMENDED AND RESTATED RESTRICTED ISSUANCE AGREEMENT AMONG ARGO BLOCKCHAIN PLC, JPMORGAN CHASE BANK, N.A., AS DEPOSITARY, AND HOLDERS AND BENEFICIAL OWNERS OF RESTRICTED AMERICAN DEPOSITARY RECEIPTS EVIDENCING RESTRICTED AMERICAN SHARES

1 302397520.4 AMENDED AND RESTATED RESTRICTED ISSUANCE AGREEMENT AMENDED AND RESTATED RESTRICTED ISSUANCE AGREEMENT, dated as of April 8, 2026 (as amended and restated and as may be further amended and/or restated from time to time, the “Restricted Issuance Agreement”), among Argo Blockchain plc, a public limited company incorporated under the laws of England and Wales, and its successors (the "Company"), JPMorgan Chase Bank, N.A., as depositary hereunder (the “Depositary”), and all Holders and Beneficial Owners (each as defined below) from time to time of restricted American Depositary Receipts (“Restricted ADRs”) issued hereunder evidencing restricted American Depositary Shares (“Restricted ADSs”) representing Shares (as defined below). W I T N E S S E T H: WHEREAS, the Company and the Depositary executed an Amended and Restated Deposit Agreement, dated as of December 12, 2025 (the “Unrestricted Deposit Agreement”), among the Company, the Depositary, and all holders and beneficial owners from time to time of unrestricted American Depositary Receipts (“Unrestricted ADRs”) evidencing unrestricted American Depositary Shares (“Unrestricted ADSs”) issued thereunder representing ordinary shares of the Company (the “Shares”) for the purposes set forth therein in connection with the Restructuring Plan under Part 26A of the Companies Act 2006 initiated by the Company in the business and property courts of England and Wales (the “Court”) on October 30, 2025 (the “Restructuring Plan”) that was sanctioned by the Court pursuant to an order issued by the Court on December 10, 2025 (the “Sanction Order”), with the form and text of such Unrestricted Deposit Agreement existing as of the date hereof filed as an exhibit to a Registration Statement on Form F-6 (File No. 333-291835) filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 28, 2025; WHEREAS, in connection therewith and notwithstanding the provisions of the Unrestricted Deposit Agreement, (a) the Company requested that the Depositary accept into a restricted ADR program (the “Restricted ADR Program”) a deposit of 25,250,464,800 Shares that may not be freely transferred at the time of deposit in accordance with the U.S. Securities Act of 1933, as amended (the “Securities Act”), because such Shares constitute Control Securities and/or Restricted Securities (as such terms are defined below) in exchange for the issuance of 11,690,030 Restricted ADSs (the “Growler Restricted ADSs”) evidenced by Restricted ADRs (the “Growler Restricted ADRs”) to Growler Mining Tuscaloosa, LLC (“Growler”) in the Restructuring Plan, and (b) the Company and the Depositary executed a Restricted Issuance Agreement, dated as of December 15, 2025 (the “Prior Restricted Issuance Agreement”), among the Company, the Depositary and all Holders and Beneficial Owners from time to time of Restricted ADRs issued thereunder evidencing Restricted ADSs representing Shares, pursuant to which the Growler Restricted ADSs were issued;

2 302397520.4 WHEREAS, the Company now desires that, subject to consent of the Depositary, upon deposits of additional Limited Transfer Securities (as defined below) from time to time after the date of the Prior Restricted Issuance Agreement, additional Restricted ADSs evidenced by Restricted ADRs be issued to or upon the order of the Depositors (as defined below) thereof, including, without limitation, additional Restricted ADSs evidenced by Restricted ADRs issued to Growler, upon compliance with the provisions of, and pursuant to, this Restricted Issuance Agreement; and WHEREAS, pursuant to the terms of the Prior Restricted Issuance Agreement, the Company and the Depositary desire to enter into this Restricted Issuance Agreement to amend and restate the Prior Restricted Issuance Agreement and the Growler Restricted ADRs in order to permit the issuance of such additional Restricted ADSs under the Restricted ADR Program and the delivery thereof to or upon the order of, the respective depositors of Limited Transfers (such persons or entities depositing Limited Transfer Securities and/or who are entitled to receive such Restricted ADSs, including, without limitation, Growler, being “Depositors” and each such issuance and/or cancellation of Restricted ADSs, including, without limitation, the Growler Restricted ADSs, and/or issuance of Unrestricted ADSs in respect of Shares withdrawn from the Restricted ADR Program being a “Transaction”). NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to Section 15 hereof, the parties hereto hereby agree to amend and restate the Prior Restricted Issuance Agreement and Growler Restricted ADRs in their entirety, as follows: Section 1. Definitions. Unless otherwise defined in this Restricted Issuance Agreement, terms which are defined in the Unrestricted Deposit Agreement are used herein as therein defined. As used herein, (a) the term “Affiliate” means an “affiliate” (as such term is defined in Rule 144 (“Rule 144”) promulgated under the Securities Act), of the Company; (b) the term “Control Securities” means securities, including Shares and/or American Depositary Shares (“ADSs”) representing such Shares, held by an Affiliate, including, for the avoidance of doubt, Affiliates following the Restructuring Plan; (c) the term “Restricted Securities” means securities, including Shares and/or ADSs representing such Shares, that constitute “restricted securities” (as such term is defined in Rule 144); (d) the term “Limited Transfer Securities” means Control Securities and/or Restricted Securities; (e) the term “Freely Tradable Restricted Securities” means securities, including Shares and/or ADSs representing such Shares, with respect to which neither the Holder nor the Beneficial Owner thereof is an Affiliate of the Company, or has been an Affiliate of the Company at any time during the preceding three (3) months, that do not, or no longer, constitute Limited Transfer Securities, for which the requirements of paragraphs (b), (c), (e), (f) and (h) of Rule 144 do not, or no longer, apply to a sale or transfer thereof pursuant to Rule 144 and therefore all such Restricted ADSs and the Underlying Shares may be freely offered and sold by the Holder and Beneficial Owner

3 302397520.4 thereof in a single transaction in the United States at any time thereafter without registration under the Securities Act and without the need to any longer comply with any of the requirements of Rule 144, with any acquiror thereof receiving securities that are not Limited Transfer Securities; (f) the term “Freely Tradable Restricted ADSs” means Restricted ADSs that are Freely Tradable Restricted Securities; and (g) the term “Freely Tradable Restricted Shares” means Shares that are Freely Tradable Restricted Securities. As used herein, the term “Holder” means the person or persons in whose name a Restricted ADR is registered on the Restricted ADR Register (as defined in paragraph (3) of the form of Restricted ADR attached as Exhibit A hereto (the “form of Restricted ADR”)). For all purposes under this Restricted Issuance Agreement and the Restricted ADRs, a Holder shall be deemed to have all requisite authority to act on behalf of any and all Beneficial Owners of the Restricted ADSs evidenced by the Restricted ADRs registered in such Holder’s name. As used herein, the term “Beneficial Owner” means, as to any Restricted ADS, any person or entity having a beneficial ownership interest in such Restricted ADS. A Beneficial Owner need not be the Holder of the Restricted ADR evidencing such Restricted ADS. If a Beneficial Owner of Restricted ADSs is not a Holder, it must rely on the Holder of the Restricted ADRs evidencing such Restricted ADSs in order to assert any rights or receive any benefits under this Restricted Issuance Agreement, and such Restricted ADRs and/or such Restricted ADSs. The arrangements between a Beneficial Owner of Restricted ADSs and the Holder of the corresponding Restricted ADRs evidencing such Restricted ADSs may affect the Beneficial Owner’s ability to exercise any rights it may have. The Holders and Beneficial Owners from time to time, by acceptance of the Restricted ADSs, shall be parties to this Restricted Issuance Agreement and shall be bound by all of the provisions hereof. A Beneficial Owner shall only be able to exercise any right or receive any benefit hereunder solely through the Holder of the Restricted ADRs evidencing the Restricted ADSs beneficially owned by such Beneficial Owner. Section 2. Incorporation by Reference. Except to the extent modified hereby, all terms and conditions set forth in Sections 1 through 24 of the Unrestricted Deposit Agreement are incorporated herein by reference and deemed to be a part hereof. For the avoidance of doubt, the form of Unrestricted ADR attached as Exhibit A of the Unrestricted Deposit Agreement (the “form of Unrestricted ADR”) shall not be incorporated herein by reference nor deemed to be a part hereof. All references in such incorporated Sections of the Unrestricted Deposit Agreement to (a) American Depositary Shares and ADSs shall refer to Restricted ADSs, (b) American Depositary Receipts and ADRs shall refer to Restricted ADRs evidencing Restricted ADSs, (c) the ADR Register shall refer to the Restricted ADR Register (as such term is defined in the form of Restricted ADR), (d) Holders shall refer to Holders (as defined herein), (e)

4 302397520.4 Beneficial Owners shall refer to Beneficial Owners (as defined herein), and (f) the Unrestricted Deposit Agreement shall refer to this Restricted Issuance Agreement, including the Unrestricted Deposit Agreement as incorporated herein and modified hereby. To the extent there is an inconsistency between any provision of Sections 1 through 24 of the Unrestricted Deposit Agreement as incorporated herein and modified hereby and the provisions hereof and/or of the Restricted ADRs (as the case may be), the provisions hereof and/or of the Restricted ADRs (as the case may be) shall take precedence to the extent of such inconsistency. References in the Unrestricted Deposit Agreement to specified paragraphs of the form of ADR shall be deemed to be references to the corresponding paragraph in the form of Restricted ADR. For the avoidance of doubt with respect to the incorporation by reference of Section 21 of the Unrestricted Deposit Agreement, the Company has also appointed Puglisi & Associates, 850 Liberty Avenue, Suite 204, Newark, Delaware, 19711, as its authorized agent (the “Authorized Agent”) upon which process may be serviced in any such suit, action or proceeding arising out of or based on this Restricted Issuance Agreement, the Restricted ADSs or the Restricted ADRs or the transactions contemplated hereby or thereby which may be instituted in any state or federal court in New York, New York by the Depositary or any Holder, and waives any other requirements of or objections to personal jurisdiction with respect thereto. References in the Unrestricted Deposit Agreement to the Direct Registration System and Direct Registration ADRs, including for the avoidance of doubt the entirety of Section 2(a) of the Unrestricted Deposit Agreement, are not applicable to, and are not incorporated herein by reference with respect to, any Restricted ADRs. Restricted ADRs shall be issued in book-entry form only, the ownership of which is recorded in the book-entry registration system maintained by the Depositary, and shall be referred to herein as “Depositary Book-Entry ADRs.” The terms and conditions governing Restricted ADRs, including, for the avoidance of doubt, Depositary Book-Entry ADRs, shall be substantially in the form of Restricted ADR. References herein to Restricted ADRs that are Depositary Book-Entry ADRs shall include any written confirmation of book-entry notation in the book-entry registration system maintained by the Depositary provided to the Holder, which shall confirm such Holder’s entitlement to the rights set out in the form of Restricted ADR. Holders and the Beneficial Owners shall each be bound by the terms and conditions of this Restricted Issuance Agreement and of the form of Restricted ADR. Section 3. Issuance of Restricted ADSs. The Depositary may issue Restricted ADSs hereunder upon (a) the deposit of Limited Transfer Securities with the Custodian in accordance with the provisions hereof; (b) receipt by the Depositary of issuance instructions in compliance with the provisions of this Restricted Issuance Agreement; (c) receipt of the Certification and Agreement in the form attached as Exhibit B hereto, or such other form as the Depositary may request, duly signed by or on behalf

5 302397520.4 of such Holder and any Beneficial Owner of such Restricted ADSs, with respect to such Restricted ADSs and the underlying Shares represented thereby (“Underlying Shares”), and/or such other certifications, agreements and documents as the Depositary may request, in each case of this clause (c) in form and substance satisfactory to the Depositary; and (d) compliance with any other applicable provisions of this Restricted Issuance Agreement (including compliance with the provisions of the Unrestricted Deposit Agreement as incorporated by reference herein and revised hereby), the form of Restricted ADR and the documents and agreements delivered or entered into in connection with the transaction contemplated hereby. Section 4. Legends. Any Restricted ADSs issued (a) in connection with a Transaction involving the deposit of Limited Transfer Securities that are Restricted Securities or Control Securities or with respect to which the Depositor of the securities is unable to make or be deemed to make the representation that such securities are not Limited Transfer Securities as contemplated in paragraph (1) of the form of Unrestricted ADR or (b) on the transfer, split-up or combination of such Restricted ADSs shall (i) not have the same CUSIP number as, and shall be separately identified by a different securities identification number than the Unrestricted ADSs and (ii) contain a restrictive legend substantially to the following effect: “THE SECURITIES REPRESENTED HEREBY ("SECURITIES”) AND THE UNDERLYING SHARES REPRESENTED THEREBY (“UNDERLYING SHARES”) ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE AMENDED AND RESTATED RESTRICTED ISSUANCE AGREEMENT, DATED AS OF APRIL 8, 2026, AMONG ARGO BLOCKCHAIN PLC (THE “COMPANY”), JPMORGAN CHASE BANK, N.A., AS DEPOSITARY (THE “DEPOSITARY”), AND ALL HOLDERS AND BENEFICIAL OWNERS, AS APPLICABLE, FROM TIME TO TIME OF RESTRICTED AMERICAN DEPOSITARY RECEIPTS EVIDENCING RESTRICTED AMERICAN DEPOSITARY SHARES ISSUED THEREUNDER. THE SECURITIES AND UNDERLYING SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, DISTRIBUTED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES AND UNDERLYING SHARES UNDER THE SECURITIES ACT OR (ii) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND STATE SECURITIES, OR “BLUE SKY,” LAWS, AND IF REQUESTED BY THE COMPANY OR THE DEPOSITARY, UPON THE DELIVERY BY THE HOLDER OR THE COMPANY OF AN OPINION OF U.S. SECURITIES COUNSEL SATISFACTORY TO THE COMPANY AND THE DEPOSITARY THAT (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS EFFECTIVE WITH RESPECT TO THE RESALE OF THE SECURITIES AND UNDERLYING SHARES, OR (II) REGISTRATION IS NOT REQUIRED AS TO SAID OFFER FOR SALE, SALE, PLEDGE, DISTRIBUTION,

6 302397520.4 TRANSFER OR DISPOSAL. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.” In addition to the legend set forth above, Restricted ADSs may bear such additional legends (collectively with the legend set forth above, the “Legends”) as the Company and the Depositary may agree from time to time. Section 5. Segregation and Separation of Accounts and Deposited Securities. Prior to accepting any deposit of Deposited Securities under this Restricted Issuance Agreement and until this Restricted Issuance Agreement is terminated by the Depositary and the Company, the Depositary shall request the Custodian to hold all Deposited Securities representing Restricted Securities (other than Deposited Securities that are Restricted Securities and are also Control Securities) and all Deposited Securities representing Control Securities (including Deposited Securities that are both Restricted Securities and Control Securities) in an account or accounts that are segregated and separate from one another and that are also segregated and separate from any other account or accounts in which other Deposited Securities, including, without limitation, any Shares representing the Unrestricted ADSs, are or may be held. The Depositary shall not be responsible if, and to the extent, the Custodian refuses such request to hold such Deposited Securities in such segregated accounts, and no such request need be made, and the Depositary need not accept any deposit of Deposited Securities under this Restricted Issuance Agreement, if such request, requirement or acceptance, would involve additional unreimbursed cost or expense to the Depositary. At such time as Restricted ADRs are cancelled in accordance with the provisions of Section 7(A) and/or (B) hereof, the Deposited Securities may then be withdrawn and re-deposited into, or transferred to be held by the Custodian in, the account (the “Unrestricted Account”) that the Deposited Securities represented by Unrestricted ADSs are held pursuant to the Unrestricted ADR program established under the Unrestricted Deposit Agreement (the “Unrestricted ADR Program”) so long as the conditions to deposit thereunder and in Section 7(A) and/or (B), as applicable, hereof, have been satisfied. To the extent the Custodian is holding a share certificate or certificates representing Underlying Shares represented by Restricted ADSs to be cancelled which contain a restrictive legend or legends or the Underlying Shares represented by any Restricted ADS to be cancelled are otherwise restricted in any other manner, including as provided in the Company’s register of members, the Company shall ensure that the Custodian receives a new Share certificate or certificates representing the number of Underlying Shares represented by such Restricted ADSs and an updated certified extract of the Company’s register of members, in each case without any such legends or restrictions, prior to any cancellation of Restricted ADSs and re-deposit of the Underlying Shares represented by such cancelled Restricted ADSs into the Unrestricted ADR Program under the Unrestricted Deposit Agreement.

7 302397520.4 Section 6. Transfers. As a condition to any offer, sale, pledge or other distribution, disposition or transfer (collectively, a “transfer”) of any Restricted ADSs, the Holder of such Restricted ADSs being transferred and/or the Company, as applicable, shall provide at the Depositary’s request the following documentation with respect to such Restricted ADSs and the Underlying Shares with respect thereto: (i) a legal opinion of U.S. securities counsel satisfactory to the Depositary, which opinion shall be in form and substance satisfactory to the Depositary, with respect to (a) U.S. securities laws, including, without limitation, compliance with the registration requirements under the Securities Act, and (a) stating, in substance, that such Restricted ADSs and Underlying Shares may be offered, sold, pledged, distributed, disposed of, or transferred by the Holder and Beneficial Owner thereof in the relevant transfer without registration under the Securities Act pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements thereof, and/or (b) such other matters as the Depositary may request (such legal opinion, a “Restricted Transfer Opinion”); (ii) written instructions from the Company in form and substance satisfactory to the Depositary (such instructions, an “Issuer Instruction Order”) (a) confirming that such Restricted ADSs and Underlying Shares may be offered, sold, pledged, distributed, disposed of, or transferred by the Holder and Beneficial Owner thereof in the relevant transfer without registration under the Securities Act pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements thereof, (b) confirming that the Depositary may, and authorizing and instructing the Depositary to, accept the Restricted Transfer Opinion of U.S. securities counsel delivered in connection therewith and to effect such transfer, and/or (c) with respect to such other matters as the Depositary may request; and/or (iii) such other certifications, agreements, opinions and documents or evidence in form and substance satisfactory to the Depositary as the Depositary may request. All such transfers shall be subject to compliance with applicable law, including, without limitation, the U.S. securities laws, and the applicable provisions, terms and conditions of this Restricted Issuance Agreement and the form of Restricted ADR. Any transferee of such Restricted ADSs will automatically become a party to and be bound by the provisions of this Restricted Issuance Agreement and shall execute, or cause to be executed, the Certification and Agreement in the form attached as Exhibit B hereto or such other agreement or document in form and substance satisfactory to the Depositary pursuant to which such transferee shall agree to be bound by the provisions hereof with respect to such transferred Restricted ADSs and the Underlying

8 302397520.4 Shares with respect thereto; provided, however, that such transferee shall be automatically bound by the provisions of this Restricted Issuance Agreement notwithstanding the failure of such transferee to so execute such Certification and Agreement or such other agreement or document and such transferee shall not be entitled to any of the benefits of such Restricted ADSs and Underlying Shares and this Restricted Issuance Agreement, but shall be bound by all of the provisions thereof and hereof, until such transferee shall so execute such Certification and Agreement or such other agreement or document. Section 7. Cancellation of Restricted ADSs. A. Cancellation of Restricted ADSs in Exchange for Unrestricted ADSs Under the Unrestricted ADR Program in Connection with Immediate Sale In connection with any surrender of Restricted ADSs for the purpose of (a) the withdrawal of Deposited Securities and (b) the re-deposit of such Deposited Securities under the Unrestricted Deposit Agreement, or the transfer of the Underlying Shares, to be held by the Custodian, in the Unrestricted Account, against the issuance of Unrestricted ADSs, and the immediate sale of such resulting Unrestricted ADSs (other than to an Affiliate of the Company), the Holder surrendering such Restricted ADSs and/or the Company, as applicable, shall provide the Depositary with the following documentation with respect to such Restricted ADSs and the Underlying Shares with respect thereto: (i) a legal opinion of U.S. securities counsel satisfactory to the Depositary, which opinion shall be in form and substance satisfactory to the Depositary, with respect to (a) U.S. securities laws, including, without limitation, compliance with the registration requirements under the Securities Act, and stating, in substance, that (1)(x) the resale of such Restricted ADSs and the Underlying Shares by the Holder and Beneficial Owner thereof has been registered under the Securities Act, or (y) all such Restricted ADSs and the Underlying Shares may be freely offered and sold in the transaction in the United States by the Holder and Beneficial Owner thereof without registration under the Securities Act pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements thereof, (2) any acquiror of such Restricted ADSs and/or the Underlying Shares will receive securities that are not Limited Transfer Securities, and (3) in connection with the transaction it is not necessary or required under the Securities Act or Rule 144 upon the cancellation of the Restricted ADSs pursuant to the Restricted Issuance Agreement and the re-deposit, or transfer to the Unrestricted Account, of the Underlying Shares pursuant to the Unrestricted Deposit Agreement, and the issuance of new Unrestricted ADSs representing such Underlying Shares, to affix any U.S. securities law restrictive legend on the Unrestricted ADR (or any certificate evidencing

9 302397520.4 such Unrestricted ADSs), or to include any stop-transfer instructions applicable to such new Unrestricted ADSs on the Depositary’s records; and/or (b) such other matters as the Depositary may request (such legal opinion, a “Sale Opinion”); (ii) an Issuer Instruction Order (a) confirming that (1)(x) the resale of such Restricted ADSs and the Underlying Shares by the Holder and Beneficial Owner thereof has been registered under the Securities Act, or (y) all such Restricted ADSs and the Underlying Shares may be freely offered and sold in the transaction in the United States by the Holder and Beneficial Owner thereof without registration under the Securities Act pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements thereof, and (2) any acquiror of such Restricted ADSs and/or the Underlying Shares will receive securities that are not Limited Transfer Securities, (b) confirming that the Depositary may, and authorizing and instructing the Depositary to, accept the Sale Opinion of such U.S. securities counsel delivered in connection therewith and to issue new Unrestricted ADSs pursuant to the Unrestricted Deposit Agreement without a restrictive legend thereon and without any stop transfer instruction being applicable to such newly issued Unrestricted ADSs, and/or (c) with respect to such other matters as the Depositary may request; (iii) a Certification and Agreement in the form attached as Exhibit C hereto or such other form as the Depositary may request, duly signed by or on behalf of such Holder and any Beneficial Owner of such surrendered Restricted ADSs; (iv) a copy of the “Notice of Proposed Sale of Securities Pursuant to Rule 144” (“Notice of Proposed Sale”) if, and to the extent, the sale of such Unrestricted ADSs is being made pursuant to Rule 144 and such Notice of Proposed Sale is required by Rule 144; (v) a broker representation letter (“Broker Representation Letter”) in form and substance acceptable to the Depositary from the broker executing the sale of any such Unrestricted ADSs if, and to the extent, the sale of such Unrestricted ADSs is being made by an Affiliate of the Company pursuant to Rule 144; and/or (vi) such other certifications, agreements, opinions and documents in form and substance satisfactory to the Depositary as the Depositary may request. Thereupon, to the extent not prohibited by applicable law, including, without limitation, the U.S. securities laws, and subject to compliance by such Holder with such applicable laws and the other applicable provisions, terms and conditions of this Restricted Issuance Agreement, the form of Restricted ADR, the Unrestricted Deposit Agreement and the form of Unrestricted ADR, the Depositary shall (i) cancel the

10 302397520.4 surrendered Restricted ADSs and (ii) deliver the Underlying Shares previously represented by the cancelled Restricted ADSs for re-deposit under the Unrestricted Deposit Agreement, or transfer the Underlying Shares to be held by the Custodian, in the Unrestricted Account, against the issuance and delivery to, or upon the written order of, the person or persons designated by such Holder of the Restricted ADSs, such number of Unrestricted ADSs in respect of such re-deposited, or transferred, Underlying Shares registered as requested equal to the number of cancelled Restricted ADSs previously held by such Holder of the Restricted ADSs. B. Cancellation of Restricted ADSs that Have Become Freely Tradable Restricted Securities in Exchange for Unrestricted ADSs Under the Unrestricted ADR Program In addition, if, and to the extent that, any Restricted ADSs and the Underlying Shares with respect thereto have become Freely Tradable Restricted Securities, then the Company or any Holder of such Freely Tradable Restricted ADSs, other than a Holder that is an Affiliate of the Company, or that has been an Affiliate of the Company at any time in the preceding three (3) months, may provide the Depositary with the following documentation with respect to such Freely Tradable Restricted ADSs and Freely Tradable Restricted Shares: (i) a legal opinion of U.S. securities counsel satisfactory to the Depositary, which opinion shall be in form and substance satisfactory to the Depositary, with respect to (a) U.S. securities laws, including, without limitation, compliance with the registration requirements under the Securities Act, and stating, in substance, that, (1) such Restricted ADSs and the Underlying Shares are Freely Tradable Restricted ADSs and Freely Tradable Restricted Shares, respectively, and may be freely transferred or sold by the Holder and Beneficial Owner thereof in a single transaction in the United States without registration under the Securities Act and without the need to any longer comply with any of the requirements of Rule 144, (2) any acquiror of such Freely Tradable Restricted ADSs and/or Freely Tradable Restricted Shares will receive securities that are not Limited Transfer Restricted Securities, and (3) it is not necessary or required under the Securities Act or Rule 144 upon the cancellation of such Freely Tradable Restricted ADSs pursuant to the Restricted Issuance Agreement and the re-deposit of the Freely Tradable Restricted Shares under the Unrestricted Deposit Agreement, or transfer the Freely Tradable Restricted Shares to be held by the Custodian in the Unrestricted Account, against the issuance of new Unrestricted ADSs representing such Freely Tradable Restricted Shares pursuant to the Unrestricted Deposit Agreement, to affix any U.S. securities law restrictive legend on the Unrestricted ADR (or any certificate evidencing such Unrestricted ADSs), or to include any stop-transfer instructions applicable to such Unrestricted ADSs on the Depositary’s

11 302397520.4 records, and/or (b) such other matters as the Depositary may request (such opinion, an “Unrestricted Opinion”); (ii) an Issuer Instruction Order (a) confirming that (1) such Restricted ADSs and the Underlying Shares are Freely Tradable Restricted ADSs and Freely Tradable Restricted Shares, respectively, and may be freely transferred or sold by the Holder and Beneficial Owner thereof in a single transaction in the United States without registration under the Securities Act, and (2) any acquiror of such Freely Tradable Restricted ADSs and/or Freely Tradable Restricted Shares will receive securities that are not Limited Transfer Restricted Securities, (b) confirming that the Depositary may, and authorizing and instructing the Depositary to, accept the Unrestricted Opinion of such U.S. securities counsel delivered in connection therewith and to issue new Unrestricted ADSs pursuant to the Unrestricted Deposit Agreement without a restrictive legend thereon and without any stop transfer instruction being applicable to such newly issued Unrestricted ADSs, and/or (c) with respect to such other matters as the Depositary may request; (iii) a Certification and Agreement in the form attached as Exhibit C hereto or such other form as the Depositary may request, duly signed by or on behalf of such Holder and any Beneficial Owner of such surrendered Restricted ADSs; and/or (iv) such other certifications, agreements, opinions and documents in form and substance satisfactory to the Depositary as the Depositary may request. Thereupon, to the extent not prohibited by applicable law, including, without limitation, the U.S. securities laws and subject to compliance by such Holder of Freely Tradable Restricted ADSs with all applicable laws and the other applicable provisions, terms and conditions of this Restricted Issuance Agreement, the form of Restricted ADR, the Unrestricted Deposit Agreement and the form of Unrestricted ADR, the Depositary shall (i) cancel the surrendered Freely Tradable Restricted ADSs and (ii) deliver the Freely Tradable Restricted Shares previously represented by the cancelled Freely Tradable Restricted ADSs for re-deposit under the Unrestricted Deposit Agreement, or transfer the Freely Tradable Restricted Shares to be held by the Custodian, in the Unrestricted Account, against the issuance and delivery to, or upon the written order of, such Holder of Freely Tradable Restricted ADSs, such number of Unrestricted ADSs in respect of such re-deposited, or transferred, Freely Tradable Restricted Shares registered as requested equal to the number of cancelled Freely Tradable Restricted ADSs previously held by such Holder of the Freely Tradable Restricted ADSs; provided, however, that, for the avoidance of doubt, the foregoing shall not apply to, and no Unrestricted Opinion or Issuer Instruction Order may be provided with respect to, any Restricted ADSs or Underlying Shares directly or indirectly held or owned by, or on behalf of, a Holder or Beneficial Owner that is an

12 302397520.4 Affiliate of the Company, or that has been an Affiliate of the Company at any time during the immediately preceding three (3) months. C. Cancellation of Restricted ADSs and Receipt of Deposited Securities where Either (a) the Restricted ADSs and the Underlying Shares have become Freely Tradable Restricted Securities or (b) in Connection with an Immediate Sale of the Deposited Securities In addition, if a Holder wishes to surrender Restricted ADSs for cancellation and receive the Underlying Shares previously represented by such Restricted ADSs in lieu of having such Underlying Shares redeposited or transferred to the Unrestricted Account under the Unrestricted Deposit Agreement against issuance of Unrestricted ADSs, it may do so if, and to the extent, such Holder is not an Affiliate of the Company, and has not been an Affiliate of the Company at any time in the preceding three (3) months, and such Restricted ADSs and the Underlying Shares have become Freely Tradable Restricted Securities, by providing, or having the Company provide, the Depositary with the following documentation with respect to such Freely Tradable Restricted ADSs and Freely Tradable Restricted Shares: (i) a legal opinion of U.S. securities counsel satisfactory to the Depositary, which opinion shall be in form and substance satisfactory to the Depositary, with respect to (a) U.S. securities laws, including, without limitation, compliance with the registration requirements under the Securities Act, and stating, in substance, that, (1) such Restricted ADSs and the Underlying Shares are Freely Tradable Restricted ADSs and Freely Tradable Restricted Shares, respectively, and may be freely transferred and sold by the Holder and Beneficial Owner thereof in a single transaction in the United States without registration under the Securities Act, (2) any acquiror of such Freely Tradable Restricted Shares will receive securities that are not Limited Transfer Restricted Securities, and (3) it is not necessary or required under the Securities Act or Rule 144 upon the cancellation of such Freely Tradable Restricted ADSs and the withdrawal and delivery of the Freely Tradable Restricted Shares previously represented thereby pursuant to the Restricted Issuance Agreement, to affix any U.S. securities law restrictive legend on such Freely Tradable Restricted Shares being withdrawn (or any certificate evidencing such Freely Tradable Restricted Shares), or to include any stop-transfer instructions applicable to such Freely Tradable Restricted Shares on the records of the Company or transfer agent of such Freely Tradable Restricted Shares; and/or (b) such other matters as the Depositary may request (such legal opinion, a “Withdrawal Opinion”); (ii) an Issuer Instruction Order (a) confirming that (1) such Restricted ADSs and the Underlying Shares are Freely Tradable Restricted ADSs and Freely Tradable Restricted Shares, respectively, and may be freely transferred or sold by the Holder and Beneficial Owner thereof in a single transaction in

13 302397520.4 the United States without registration under the Securities Act, and (2) any acquiror of such Freely Tradable Restricted Shares will receive securities that are not Limited Transfer Restricted Securities, (b) confirming that the Depositary may, and authorizing and instructing the Depositary to, accept the Withdrawal Opinion of such U.S. securities counsel delivered in connection therewith and to permit the withdrawal of such Freely Tradable Restricted Shares pursuant to the Restricted Issuance Agreement and the delivery thereof without a restrictive legend thereon and it is not necessary or required under the Securities Act or Rule 144 in connection therewith to include any stop-transfer instructions applicable to such Freely Tradable Restricted Shares on the records of the Company or transfer agent of such Freely Tradable Restricted Shares, and/or (c) with respect to such other matters as the Depositary may request; (iii) a Certification and Agreement in the form of Exhibit D attached hereto or such other form as the Depositary may request, duly signed by or on behalf of the Holder and any Beneficial Owner of such surrendered Restricted ADSs; and/or (iv) such other certifications, agreements, opinions and documents or evidence in form and substance satisfactory to the Depositary as the Depositary may request. Thereupon, to the extent not prohibited by applicable law, including, without limitation, the U.S. securities laws, and subject to such Holder’s compliance with such applicable law and the applicable provisions, terms and conditions of this Restricted Issuance Agreement and the form of Restricted ADR, the Depositary shall (i) cancel the surrendered Freely Tradable Restricted ADSs and (ii) deliver the Freely Tradable Restricted Shares previously represented by the cancelled Freely Tradable Restricted ADSs to or on the written order of such Holder of Freely Tradable Restricted ADSs; provided, however, that, for the avoidance of doubt, the foregoing shall not apply to, and no Withdrawal Opinion or Issuer Instruction Order may be provided with respect to, any Restricted ADSs or Underlying Shares directly or indirectly held or owned by, or on behalf of, a Holder or Beneficial Owner that is an Affiliate of the Company, or that has been an Affiliate of the Company at any time during the immediately preceding three (3) months. Notwithstanding anything to the contrary in this Restricted Issuance Agreement, and for the avoidance of doubt, unless otherwise agreed by the Depositary and the Company, no Restricted ADSs may be cancelled and no Deposited Securities represented thereby may be withdrawn from the Restricted ADR Program unless (a) the Underlying Shares represented by such Restricted ADSs are being redeposited or transferred to the Unrestricted Account under the Unrestricted Deposit Agreement against issuance of Unrestricted ADSs (i) in connection with the immediate sale of such Unrestricted ADSs (other than to an Affiliate of the Company) as

14 302397520.4 permitted by Section 7.A. above , or (ii) because neither such Holder, nor any Beneficial Owner, is an Affiliate of the Company, or has been an Affiliate of the Company at any time during the immediately preceding three (3) months, and the Restricted ADSs and Underlying Shares have become Freely Tradable Restricted Securities as permitted by Section 7.B. above, or (b) such Restricted ADSs and Underlying Shares have become Freely Tradable Restricted ADSs and Freely Tradable Restricted Shares, respectively, the Freely Tradable Restricted Shares represented by such Freely Tradable Restricted ADSs are being withdrawn for delivery to or on the written order of such Holder of Freely Tradable Restricted ADSs, and neither such Holder, nor any Beneficial Owner, is an Affiliate of the Company, or has been an Affiliate of the Company at any time during the immediately preceding three (3) months as permitted by Section 7.C. above. Section 8. Form of Restricted ADRs. Notwithstanding anything in this Restricted Issuance Agreement or in the form of Restricted ADR to the contrary, all Restricted ADRs issued pursuant hereto shall be Depositary Book-Entry ADRs. Holders shall be bound by the terms and conditions of this Restricted Issuance Agreement and of the form of Restricted ADR. The Restricted ADRs shall not be eligible for inclusion in any book-entry settlement system (except for the book-entry system maintained by the Depositary specifically for such Restricted ADSs pursuant to this Section 8), including, without limitation, the Direct Registration System of the Depository Trust Company or any facilities of the Depository Trust Company. No Restricted ADRs shall in any way be fungible with the Unrestricted ADRs issued under the terms of the Unrestricted Deposit Agreement or any other agreement. The terms “deliver,” “execute,” “issue,” “register,” “surrender,” “transfer” or “cancel,” shall refer to an entry or entries or an electronic transfer or transfers on the books of the Depositary and not to an entry or entries or an electronic transfer or transfers in the Direct Registration System. Section 9. Terms and Conditions Applicable to Restricted ADSs. Except to the limited extent modified hereby, the provisions of this Restricted Issuance Agreement shall not in any way amend, modify, impact or impair any of the provisions of the Unrestricted Deposit Agreement. Restricted ADRs shall be substantially in the form of Exhibit A attached hereto, the terms of which are incorporated herein by reference and deemed to be a part hereof. Section 10. Inconsistent Provisions; Other Provisions. To the extent that any term or provision of this Restricted Issuance Agreement shall be inconsistent with a term or provision of the Unrestricted Deposit Agreement (as incorporated herein and revised hereby), the terms and conditions of this Restricted Issuance Agreement shall take precedence only to the extent of such inconsistency. Notwithstanding anything herein or in the Unrestricted Deposit Agreement to the contrary, prior to taking any actions hereunder or under the form of Restricted

15 302397520.4 ADR, the Depositary shall be entitled to require delivery of such other certifications, agreements, opinions and/or documents in form and substance satisfactory to the Depositary as the Depositary may request, and the Depositary may waive, and/or accept any modification or amendment to, any certifications, agreements, opinions and/or documents contemplated hereby, or any provisions contained herein, contained in the form of Restricted ADR, contained in the Unrestricted Deposit Agreement or contained in the form of Unrestricted ADR, in the Depositary’s sole discretion, including, without limitation, to confirm that such action is permissible and legal, or to comply with any applicable law, industry standard, market practice and/or the rules and regulations of any securities exchange, market or automated quotation system upon which the Unrestricted ADSs or Restricted ADSs may be listed, admitted to trading or quoted, or to conform with any usage with respect thereto or any book-entry system by which Unrestricted ADSs or Restricted ADSs may be transferred, or to indicate any special limitations or restrictions to which any particular Unrestricted ADSs or Restricted ADSs are subject. For the avoidance of doubt, in no event shall the Depositary be required to take any action hereunder or otherwise to the extent prohibited by, or in contravention of, any applicable law, rule or regulation, including, without limitation, the U.S. securities laws, notwithstanding anything herein to the contrary. In addition, notwithstanding anything to the contrary herein or in the Unrestricted Deposit Agreement, prior to taking any actions hereunder, including, without limitation, in connection with any transfer of Restricted ADRs, any cancellation of Restricted ADSs, any withdrawal of Deposited Securities and/or the re-deposit of any Deposited Securities under the Unrestricted Deposit Agreement, or transfer of any Deposited Securities, to be held by the Custodian in the Unrestricted Account upon the cancellation of Restricted ADSs hereunder, the Depositary may require (i) the production of proof or other evidence or information satisfactory to it as to the identity and genuineness of any signature and that the person or entity, including, without limitation, any Holder, requesting the Depositary to take any such action has the authority and is entitled to do so, and that such action is permissible and lawful and not in violation of any contractual or other restriction and (ii) sufficient indemnity or bond in the Depositary’s sole discretion. Notwithstanding any provision herein to the contrary, in the event (i) of any disagreement or controversy arising hereunder or in connection with any transaction contemplated hereby or pursuant hereto, (ii) conflicting demands or notices are made upon the Depositary arising out of or relating to this Restricted Issuance Agreement or any transaction contemplated hereby or pursuant hereto, or (iii) the Depositary in good faith is in doubt as to what action it should take, the Depositary shall have the right, at its election, to withhold and stop all further proceedings in, and performance of, this Restricted Issuance Agreement and all instructions received hereunder or pursuant hereto and file a suit in interpleader and obtain an order from a court of competent jurisdiction requiring all parties involved to interplead and litigate in such court their claims and rights among themselves and with the

16 302397520.4 Depositary. Should any suit or legal proceeding be instituted arising out of or related to this Restricted Issuance Agreement or any transaction contemplated hereby or pursuant hereto, whether such suit be initiated by the Depositary or others, the Depositary shall have the right, at its option, to stop all further proceedings under, and performance of, this Restricted Issuance Agreement, and of all instructions received hereunder or pursuant hereto, unless and until all differences shall have been rectified and all doubts resolved by agreement or unless and until the rights of all parties shall have been fully adjudicated. Section 11. Fees and Expenses; Compensation; Termination. The Company and/or Holders of Restricted ADRs, as applicable, shall be subject to the fees and expenses set forth, and as provided and allocated, in paragraph (7) of the form of Restricted ADR, the terms of which are incorporated herein by reference and deemed to be a part hereof; provided, however, that (a) the Depositary will waive the issuance fees set forth in paragraph 7(a)(i) of the form of Restricted ADR payable by Growler of up to U.S.$5.00 for each 100 Growler Restricted ADS (or portion thereof) that were otherwise be payable for the initial issuance of the Growler Restricted ADSs to Growler on the date of the Prior Restricted Issuance Agreement in the Restructuring Plan (such Growler Restricted ADSs initially issued to Growler on the date of the Prior Restricted Issuance Agreement in the Restructuring Plan being referred to herein as the “Initial Growler Restricted ADSs”); (b) the fee of up to U.S.$0.05 per Initial Growler Restricted ADS held by Growler set forth in paragraph 7(b)(i) of the form of Restricted ADR payable by Growler for any Cash distribution made pursuant to this Restricted Issuance Agreement; and (c) the fee of up to U.S.$0.05 per Initial Growler Restricted ADS held by Growler per calendar year (or portion thereof) set forth in paragraph 7(b)(iii) of the form of Restricted ADR payable by Growler for services performed by the Depositary in administering the Initial Growler Restricted ADSs. In addition, in connection with the establishment and ongoing maintenance of the Restricted ADR Program covered by this Restricted Issuance Agreement and the Prior Restricted Issuance Agreement, including the amendment and restatement thereof pursuant hereto, the Company agrees to reimburse the Depositary for any and all costs, fees and expenses incurred in connection with this Restricted Issuance Agreement, the Prior Restricted Issuance Agreement, the amendment and restatement thereof pursuant hereto, and the Restricted ADR Program and the transactions contemplated hereby and thereby, including, but not limited to, legal fees, costs and expenses. Any other fees, charges and expenses payable in connection with this Restricted Issuance Agreement, the Prior Restricted Issuance Agreement and the Restricted ADR Program and the transactions contemplated hereby and thereby, including, without limitation, with respect to any deposit pursuant hereto other than on the date of the Initial Grower Restricted ADSs, if permitted by the Depositary in its sole discretion, shall be as may be separately agreed from time to time in writing by the parties. The parties hereto agree that the terms of this Restricted Issuance Agreement are confidential and shall not be disclosed except as expressly required by law or regulatory authorities or as otherwise agreed in writing by the parties hereto.

17 302397520.4 The Company and the Depositary may agree to terminate this Restricted Issuance Agreement in writing by notice to any Holder of Restricted ADSs outstanding as of the date of such termination. Section 12. Representations and Warranties of the Company and Depositors. Each of the Company and each Depositor represents and warrants that at the time of deposit of the Deposited Securities (a) the Shares, and any certificates representing such Shares, deposited pursuant to the Restricted ADR Program are duly authorized, validly issued and outstanding, fully paid, and nonassessable; (b) all pre-emptive and comparable rights, if any, with respect to such Shares have been validly waived or exercised; (c) the Company and each Depositor is duly authorized to make such deposit; (d) the Shares presented for deposit are free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim; (e) the issuance and acquisition of the Shares and the Restricted ADSs issued pursuant to this Restricted Issuance Agreement, the deposit of such Shares with the Depositary and its Custodian against the issuance of the Restricted ADSs by the Depositary pursuant hereto and the transfer and delivery of such Restricted ADSs and Shares to such Depositor and/or Holder are exempt from, or not subject to, the registration requirements of the Securities Act and the rules and regulations promulgated thereunder, and any and all registration and/or qualification requirements of state securities, or blue sky, laws; (f) all requirements of applicable law or regulation with respect to the Shares or the deposit thereof against the issuance of Restricted ADSs have been fulfilled and it is authorized to deposit the Shares and acquire the Restricted ADSs; (g) the Shares presented for deposit have not been stripped of any rights or entitlements; (h) such Shares are not subject to any unfulfilled requirements of applicable law or regulation; and (i) the deposit of Shares for the issuance and subsequent sale of Restricted ADSs is not subject to any limitation or restriction thereon imposed by the Company, its governing documents or otherwise. Section 13. Representations, Warranties and Agreements of the Holders of Restricted ADSs. By acquiring and holding a Restricted ADS or an interest therein, each Holder and Beneficial Owner represents, warrants and certifies to the Depositary that (a) the Restricted ADSs are being legally obtained by such Holder; (b) the Underlying Shares represented by such Restricted ADSs are free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim; (c) such Holder is duly authorized acquire and hold the Restricted ADSs and the Underlying Shares and to deposit such Underlying Shares; and (d) the Restricted ADSs are being acquired in a transaction complying with, or exempt from, or not subject to, the registration requirements of the Securities Act and the rules and regulations promulgated thereunder, and any and all registration and/or qualification requirements of state securities, or blue sky, laws. By acquiring and holding a Restricted ADS or an interest therein, each Holder and Beneficial Owner acknowledges to and agrees with the Depositary and the

18 302397520.4 Company that (a) such Holder will become a party to and be bound by the provisions of this Restricted Issuance Agreement; (b) the Restricted ADSs and the Underlying Shares have not been registered under the Securities Act or with any securities regulatory authority in any state or other jurisdiction and are Limited Transfer Securities subject to restrictions on transfer under the Securities Act and the Restricted Issuance Agreement; and (c) the Restricted ADSs and Underlying Shares may not be sold, offered for sale, pledged or otherwise distributed, transferred or disposed of except in accordance with, and subject to, the limitations set forth in this Restricted Issuance Agreement, including the Legends to which such Restricted ADSs and Underlying Shares are subject. Section 14. Survival. The representations, warranties, acknowledgements, understandings, certifications, covenants and agreements of the Company, the Depositors and the Holders contained herein shall survive the deposit and withdrawal of Shares and the issuance and cancellation of Restricted ADSs in respect thereof and the transfer of any Restricted ADSs and any Underlying Shares, the re-deposit of any Underlying Shares, or the transfer thereof, to be held by the Custodian in the Unrestricted Account pursuant to the Unrestricted Deposit Agreement, the issuance of Unrestricted ADSs in respect thereof, and the transfer, surrender and cancellation of such Unrestricted ADSs and withdrawal and transfer of the Underlying Shares with respect thereto. Section 15. Amendment and Restatement of Prior Restricted Issuance Agreement. The Restricted Issuance Agreement amends and restates the Prior Restricted issuance Agreement in its entirety to consist exclusively of the Restricted Issuance Agreement, and each Growler Restricted ADR is hereby deemed amended and restated to substantially conform to the form of Restricted ADR set forth in Exhibit A annexed hereto, except that, to the extent any portion of such amendment and restatement imposes or increases any fees or charges different from those set forth therein (other than charges in connection with foreign exchange control regulations, and taxes and other governmental charges, delivery and other such expenses), or otherwise materially prejudices any substantial existing right of Holders of Growler Restricted ADRs or Beneficial Owners of Restricted ADSs evidenced by such Prior Growler Restricted ADRs, such portion shall not become effective as to such Holders or Beneficial Owners with respect to such Growler Restricted ADRs until thirty (30) days after such Holders shall have received notice thereof, such notice to be conclusively deemed given upon the mailing to such Holders of notice of such amendment and restatement which notice contains a provision whereby such Holders can receive a copy of the form of Restricted ADR. [Signature page follows]

[Signature Page to Restricted Issuance Agreement] 302397520.4 IN WITNESS WHEREOF, ARGO BLOCKCHAIN PLC and JPMORGAN CHASE BANK, N.A., have duly executed this Restricted Issuance Agreement as of the day and year first above set forth and all Holders and Beneficial Owners of Restricted ADRs shall become parties hereto upon acceptance by them of Restricted ADRs issued in accordance with the terms hereof. ARGO BLOCKCHAIN PLC By: _______________________________ Name: Justin Nolan Title: Chief Executive Officer JPMORGAN CHASE BANK, N.A. as Depositary By: _______________________________ Name: Title:

[Signature Page to Restricted Issuance Agreement] 302397520.4 IN WITNESS WHEREOF, ARGO BLOCKCHAIN PLC and JPMORGAN CHASE BANK, N.A., have duly executed this Restricted Issuance Agreement as of the day and year first above set forth and all Holders and Beneficial Owners of Restricted ADRs shall become parties hereto upon acceptance by them of Restricted ADRs issued in accordance with the terms hereof. ARGO BLOCKCHAIN PLC By: _______________________________ Name: Title: JPMORGAN CHASE BANK, N.A. as Depositary By: _______________________________ Name:Gregory A. Levendis Title: Executive Director

A-1 302397520.4 EXHIBIT A ANNEXED TO AND INCORPORATED IN RESTRICTED ISSUANCE AGREEMENT THE SECURITIES REPRESENTED HEREBY ("SECURITIES”) AND THE UNDERLYING SHARES REPRESENTED THEREBY (“UNDERLYING SHARES”) ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE AMENDED AND RESTATED RESTRICTED ISSUANCE AGREEMENT, DATED AS OF APRIL 8, 2026, AMONG ARGO BLOCKCHAIN PLC (THE “COMPANY”), JPMORGAN CHASE BANK, N.A., AS DEPOSITARY (THE “DEPOSITARY”), AND ALL HOLDERS AND BENEFICIAL OWNERS, AS APPLICABLE, FROM TIME TO TIME OF RESTRICTED AMERICAN DEPOSITARY RECEIPTS EVIDENCING RESTRICTED AMERICAN DEPOSITARY SHARES ISSUED THEREUNDER. THE SECURITIES AND UNDERLYING SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, DISTRIBUTED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES AND UNDERLYING SHARES UNDER THE SECURITIES ACT OR (II) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT, TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND STATE SECURITIES, OR “BLUE SKY,” LAWS AND, IF REQUESTED BY THE COMPANY OR THE DEPOSITARY, UPON THE DELIVERY BY THE HOLDER OR THE COMPANY OF AN OPINION OF U.S. SECURITIES COUNSEL SATISFACTORY TO THE COMPANY AND THE DEPOSITARY THAT (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS EFFECTIVE WITH RESPECT TO THE RESALE OF THE SECURITIES AND THE UNDERLYING SHARES, OR (II) SUCH REGISTRATION IS NOT REQUIRED AS TO SAID OFFER FOR SALE, SALE, PLEDGE, DISTRIBUTION, TRANSFER OR DISPOSAL. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. RESTRICTED AMERICAN DEPOSITARY RECEIPT ____ Number No. of Restricted ADSs: Each Restricted ADS represents Two Thousand One Hundred Sixty (2,160) Shares CUSIP: 040126RR7 RESTRICTED AMERICAN DEPOSITARY RECEIPT

A-2 302397520.4 evidencing RESTRICTED AMERICAN DEPOSITARY SHARES representing ORDINARY SHARES of ARGO BLOCKCHAIN PLC (Incorporated under the laws of England and Wales) JPMORGAN CHASE BANK, N.A., a national banking association organized under the laws of the United States of America, as depositary hereunder (in such capacity, the "Depositary"), hereby certifies that is the registered owner (a "Holder") of Restricted American depositary shares ("Restricted ADSs"), each (subject to paragraph (13) (Changes Affecting Deposited Securities)) representing two thousand one hundred sixty (2,160) ordinary shares (including the rights to receive Shares described in paragraph (1) (Issuance of Restricted ADSs), "Shares" and, together with any other securities, cash or property from time to time held by the Depositary in respect or in lieu of deposited Shares, the "Deposited Securities"), of ARGO BLOCKCHAIN PLC, a public limited company incorporated under the laws of England and Wales (the "Company"), deposited under the Amended and Restated Restricted Issuance Agreement, dated as of April 8, 2026 (as amended and restated and as may be further amended and/or restated from time to time, the "Restricted Issuance Agreement"), among the Company, the Depositary and all Holders and Beneficial Owners from time to time of Restricted American Depositary Receipts issued thereunder ("Restricted ADRs"), each of whom by accepting a Restricted ADR becomes a party thereto. The Restricted Issuance Agreement and this Restricted ADR (which includes the provisions set forth on the reverse hereof) shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the application of the conflict of law principles thereof. All capitalized terms used herein, and not defined herein, shall have the meanings ascribed to such terms in the Restricted Issuance Agreement. The Restricted Issuance Agreement incorporates by reference certain provisions of the Amended and Restated Deposit Agreement, dated as of December 12, 2025 (the "Unrestricted Deposit Agreement"), among the Company, the Depositary, and all Holders and Beneficial Owners from time to time of unrestricted American Depositary Receipts (“Unrestricted ADRs”) evidencing unrestricted American Depositary Shares (“Unrestricted ADSs”) issued thereunder. (1) Issuance of Restricted ADSs.

A-3 302397520.4 (a) Issuance. This Restricted ADR is one of the Restricted ADRs issued under the Restricted Issuance Agreement. Subject to the other provisions of the Restricted Issuance Agreement and hereof, the Depositary may so issue Restricted ADRs for delivery at the Transfer Office only against deposit of: (i) Shares in a form satisfactory to the Custodian; or (ii) rights to receive Shares from the Company or any registrar, transfer agent, clearing agent or other entity recording Share ownership or transactions. At the request, risk and expense of the person depositing Shares or rights to receive Shares, the Depositary may accept such Shares and/or deposits for forwarding to the Custodian and may deliver Restricted ADRs at a place other than its office. Shares or evidence of rights to receive Shares may be deposited through (x) electronic transfer of such Shares to the account maintained by the Custodian for such purpose at CREST, (y) evidence satisfactory to the Custodian of irrevocable instructions to cause such Shares to be transferred to such account or (z) delivery of the certificates representing such Shares. If use of the CREST book-entry system in connection with the Shares is discontinued at any time for any reason, the Company shall make other book-entry arrangements (if any) that it determines, after consultation with the Depositary, are reasonable. (b) Lending. In its capacity as Depositary, the Depositary shall not lend Shares or Restricted ADSs. (c) Representations and Warranties of Depositors. Every person depositing Shares under the Restricted Issuance Agreement represents and warrants that: (i) such Shares and the certificates therefor are duly authorized, validly issued and outstanding, fully paid, nonassessable and legally obtained by such person, (ii) all pre-emptive and comparable rights, if any, with respect to such Shares have been validly waived or exercised, (iii) the person making such deposit is duly authorized so to do, and (iv) the Shares presented for deposit are free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim. Such representations and warranties shall survive the deposit and withdrawal of Shares and the issuance and cancellation of Restricted ADSs in respect thereof and the transfer of such Restricted ADSs. If any of the representations or warranties are incorrect in any way, the Company and the Depositary may, at the cost of the breaching Holder (including, without limitation, any Holder acting on behalf of a third party) and/or Beneficial Owner, take any and all actions necessary to correct the consequences of such misrepresentation. (d) The Depositary may refuse to accept for such deposit any Shares identified by the Company in order to facilitate compliance with the requirements of the securities

A-4 302397520.4 laws, rules and regulations of the United States, including, without limitation, the Securities Act of 1933 and the rules and regulations made thereunder. (2) Withdrawal of Deposited Securities. Subject to paragraphs (4) (Certain Limitations to Registration, Transfer etc.), (5) (Liability of Holder or Beneficial Owner for Taxes, Duties and Other Charges) and (7) (Charges of Depositary) and to the provisions of or governing the Deposited Securities (including, without limitation, the Company's governing documents and all applicable laws, rules and regulations), upon surrender of (a) a certificated Restricted ADR in a form satisfactory to the Depositary at the Transfer Office or (b) proper instructions and documentation in the case of a Direct Registration Restricted ADR, the Holder hereof is entitled to delivery at the Custodian’s office (or from the Custodian to the extent dematerialized) of the Deposited Securities at the time represented by the Restricted ADSs evidenced by this Restricted ADR. At the request, risk and expense of the Holder hereof, the Depositary may deliver such Deposited Securities (including any certificates therefor) at such other place as may have been requested by the Holder. Notwithstanding any other provision of the Restricted Issuance Agreement or this Restricted ADR, the withdrawal of the Deposited Securities may be restricted only for the reasons set forth in General Instruction I.A.(1) of Form F-6 (as such instructions may be amended from time to time) under the Securities Act of 1933. Restricted ADSs may not be surrendered in exchange for Unrestricted ADSs unless the requirements under Section 7 of the Restricted Issuance Agreement have been met. In connection with any and all cancellations of Restricted ADSs under the Restricted Issuance Agreement in exchange for issuance of Unrestricted ADSs pursuant to the Unrestricted Deposit Agreement, issuance fees shall be charged in accordance with the Unrestricted Deposit Agreement in addition to the cancellation fees charged and payable hereunder. (3) Transfers, Split-Ups and Combinations of Restricted ADRs. The Depositary or its agent will keep, at a designated transfer office (the "Transfer Office"), (a) a register (the "Restricted ADR Register") for the registration, registration of transfer, combination and split-up of Restricted ADRs, which at all reasonable times will be open for inspection by Holders and the Company for the purpose of communicating with Holders in the interest of the business of the Company or a matter relating to the Restricted Issuance Agreement and (b) facilities for the delivery and receipt of Restricted ADRs. Subject to the Restricted Issuance Agreement and the restrictions on transfer appearing hereon, title to this Restricted ADR (and to the Deposited Securities represented by the Restricted ADSs evidenced hereby), when properly endorsed (in the case of Restricted ADRs in certificated form) and/or upon delivery to the Depositary of proper instruments of transfer, is transferable by delivery with the same effect as in the case of negotiable instruments under the laws of the State of New York; provided that the Depositary, notwithstanding any notice to the contrary, may treat the person in whose name this Restricted ADR is registered on the Restricted ADR Register as the absolute owner hereof for all purposes and neither the Depositary nor the Company will have any obligation or be subject to any liability under the Restricted Issuance Agreement or any Restricted ADR to any Beneficial Owner, unless such Beneficial Owner is the Holder hereof. Subject to the Restricted

A-5 302397520.4 Issuance Agreement, the restrictions on transfer appearing hereon and paragraphs (4) (Certain Limitations to Registration, Transfer, etc.) and (5) (Liability of Holder or Beneficial Owner for Taxes, Duties and Other Charges) hereof, this Restricted ADR is transferable on the Restricted ADR Register and may be split into other Restricted ADRs or combined with other Restricted ADRs into one Restricted ADR, evidencing the aggregate number of Restricted ADSs surrendered for split-up or combination, by the Holder hereof or by duly authorized attorney upon surrender of this Restricted ADR at the Transfer Office properly endorsed (in the case of Restricted ADRs in certificated form) or upon delivery to the Depositary of proper instruments of transfer and duly stamped as may be required by applicable law; provided that the Depositary may close the Restricted ADR Register (and/or any portion thereof) at any time or from time to time when deemed expedient by it. Additionally, at the reasonable request of the Company, the Depositary may close the issuance book portion of the Restricted ADR Register solely in order to enable the Company to comply with applicable law; provided that the Depositary shall have no liability and shall be indemnified by the Company in such event. (4) Certain Limitations to Registration, Transfer, etc. Prior to the issue, registration, registration of transfer, split-up or combination of any Restricted ADR, the delivery of any distribution in respect thereof, or, subject to the last sentence of paragraph (2) (Withdrawal of Deposited Securities), the withdrawal of any Deposited Securities, and from time to time in the case of clause (b)(ii) of this paragraph (4), the Company, the Depositary or the Custodian may require: (a) payment with respect thereto of (i) any stock transfer or other tax or other governmental charge, (ii) any stock transfer or registration fees in effect for the registration of transfers of Shares or other Deposited Securities upon any applicable register and (iii) any applicable charges as provided in paragraph (7) (Charges of Depositary) of this Restricted ADR; (b) the production of proof satisfactory to it of (i) the identity of any signatory and genuineness of any signature and (ii) such other information, including without limitation, information as to citizenship, residence, exchange control approval, beneficial or other ownership of, or interest in, any securities, compliance with applicable law, regulations, provisions of or governing Deposited Securities and terms of the Restricted Issuance Agreement and this Restricted ADR (including without limitation the restrictions on transfer appearing hereon), as it may deem necessary or proper; and (c) compliance with such regulations as the Depositary may establish consistent with the Deposit Agreement or as the Depositary believes are required, necessary or advisable in order to comply with applicable laws, rules and regulations. The issuance of Restricted ADRs, the acceptance of deposits of Shares, the registration, registration of transfer, split up or combination of Restricted ADRs or, subject to the last sentence of paragraph (2) (Withdrawal of Deposited Securities), the withdrawal and delivery of Deposited Securities may be suspended, generally or in particular instances, when the Restricted ADR Register or any register for Deposited Securities is closed or when any such action is deemed required, necessary or advisable by the Depositary for any reason.

A-6 302397520.4 (5) Liability of Holder or Beneficial Owner for Taxes, Duties and Other Charges. (a) Liability for Taxes. If any tax or other governmental charges (including any penalties and/or interest) shall become payable by or on behalf of the Custodian or the Depositary with respect to this Restricted ADR, any Deposited Securities represented by the Restricted ADSs evidenced hereby or any distribution thereon, such tax or other governmental charge shall be paid by the Holder hereof to the Depositary and by holding or owning, or having held or owned, this Restricted ADR or any Restricted ADSs evidenced hereby, the Holder and all Beneficial Owners hereof and thereof, and all prior Holders and Beneficial Owners hereof and thereof, jointly and severally, agree to indemnify, defend and save harmless each of the Depositary and its agents in respect of such tax or other governmental charge. Neither the Depositary, nor any of its agents, shall be liable to Holders or Beneficial Owners of the Restricted ADSs and Restricted ADRs for failure of any of them to comply with applicable tax laws, rules and/or regulations. Notwithstanding the Depositary's right to seek payment from current and former Holders and Beneficial Owners, the Holder(s) and Beneficial Owner(s) hereof (and all prior Holder(s) and Beneficial Owner(s) hereof) acknowledge and agree that the Depositary has no obligation to seek payment of amounts owing under this paragraph (5) from any current or former Beneficial Owner. The Depositary may refuse to effect any registration, registration of transfer, split-up or combination hereof or, subject to the last sentence of paragraph (2) (Withdrawal of Deposited Securities), any withdrawal of such Deposited Securities until such payment is made. The Depositary may also deduct from any distributions on or in respect of Deposited Securities, or may sell by public or private sale for the account of the Holder hereof any part or all of such Deposited Securities, and may apply such deduction or the proceeds of any such sale in payment of such tax or other governmental charge, the Holder hereof remaining liable for any deficiency, and shall reduce the number of Restricted ADSs evidenced hereby to reflect any such sales of Shares. In connection with any distribution to Holders, the Company will remit to the appropriate governmental authority or agency all amounts (if any) required to be withheld and owing to such authority or agency by the Company; and the Depositary and the Custodian will remit to the appropriate governmental authority or agency all amounts (if any) required to be withheld and owing to such authority or agency by the Depositary or the Custodian. To the extent not prohibited by law, rule, regulation, fiduciary duty, contractual or confidential obligation or otherwise, the Depositary will forward to the Company such information actually in the Depositary's possession from the transfer records maintained by the Depositary in accordance with the Depositary's policies and procedures as the Company may request in writing to enable the Company to file any reports required to be filed by the Company with governmental authorities or agencies to comply with applicable law; provided, however, for the avoidance of doubt, the Depositary shall have no liability for the accuracy of any such information and shall not be required to incur or become subject to any risk, liability, cost or expense and shall be indemnified by the Company in connection with the foregoing. If

A-7 302397520.4 the Depositary determines that any distribution in property other than cash (including Shares or rights) on Deposited Securities is subject to any tax that the Depositary or the Custodian is obligated to withhold, the Depositary may dispose of all or a portion of such property in such amounts and in such manner as the Depositary deems necessary and practicable to pay such taxes, by public or private sale, and the Depositary shall distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes to the Holders entitled thereto. (b) Indemnification Related to Taxes. Each Holder and Beneficial Owner agrees to indemnify the Depositary, the Company, the Custodian and any of their respective officers, directors, employees, agents and affiliates against, and hold each of them harmless from, any claims by any governmental authority with respect to taxes, additions to tax, penalties or interest arising out of any refund of taxes, reduced rate of withholding at source or other tax benefit obtained which obligations shall survive any transfer or surrender of Restricted ADSs or the termination of the Restricted Issuance Agreement. (6) Disclosure of Interests. (a) General. To the extent that the provisions of or governing any Deposited Securities may require disclosure of or impose limits on beneficial or other ownership of, or interest in, Deposited Securities, other Shares and other securities and may provide for blocking transfer, voting or other rights to enforce such disclosure or limits, Holders and Beneficial Owners agree to comply with all such disclosure requirements and ownership limitations and to comply with any reasonable Company instructions in respect thereof. (b) Jurisdiction Specific. Any summary of the laws, rules and regulations of England and Wales and of the terms of the Company's constituent documents has been provided by the Company solely for the convenience of Holders, Beneficial Owners and the Depositary. While such summaries are believed by the Company to be accurate as of the date of the Restricted Issuance Agreement, they are (i) summaries and as such may not include all aspects of the materials summarized as applicable to a Holder or Beneficial Owner, and (ii) provided by the Company as of the date of the Restricted Issuance Agreement. The Holder or Beneficial Owner acknowledges that these laws and regulations and the Company's constituent documents may change after the date of the Restricted Issuance Agreement. Neither the Depositary nor the Company has any obligation to update any such summaries. (7) Charges of Depositary. (a) Rights of the Depositary. The Depositary may charge, and collect from, (i) each person to whom Restricted ADSs are issued, including, without limitation, issuances against deposits of Shares, issuances in respect of Share Distributions, Rights

A-8 302397520.4 and Other Distributions (as such terms are defined in paragraph (10) (Distributions on Deposited Securities)), issuances pursuant to a stock dividend or stock split declared by the Company, or issuances pursuant to a merger, exchange of securities or any other transaction or event affecting the Restricted ADSs or the Deposited Securities, and (ii) each person surrendering Restricted ADSs for withdrawal of Deposited Securities or whose Restricted ADSs are cancelled or reduced for any other reason, a fee of up to U.S.$5.00 for each 100 Restricted ADSs (or portion thereof) issued, delivered, reduced, cancelled or surrendered, or upon which a Share Distribution or elective distribution is made or offered (as the case may be). The Depositary may sell (by public or private sale) sufficient securities and property received in respect of Share Distributions, Rights and Other Distributions prior to such deposit to pay such charge. (b)Additional Fees, Charges and Expenses by the Depositary. The following additional fees, charges and expenses shall also be incurred by the Holders, the Beneficial Owners, by any party depositing or withdrawing Shares or by any party surrendering Restricted ADSs and/or to whom Restricted ADSs are issued (including, without limitation, issuances pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Restricted ADSs or the Deposited Securities or a distribution of Restricted ADSs pursuant to paragraph (10) (Distributions on Deposited Securities)), whichever is applicable: (i) a fee of up to U.S.$0.05 per Restricted ADS held for any Cash distribution made, or for any elective cash/stock dividend offered, pursuant to the Restricted Issuance Agreement, (ii) a fee of up to U.S.$0.05 per Restricted ADS held for the direct or indirect distribution of securities (other than Restricted ADSs or rights to purchase additional Restricted ADSs pursuant to paragraph (10) hereof) or the net cash proceeds from the public or private sale of any such securities, regardless of whether any such distribution and/or sale is made by, for, or received from, or (in each case) on behalf of, the Depositary, the Company and/or any third party (which fee may be assessed against Holders as of a record date set by the Depositary), (iii) an aggregate fee of up to U.S.$0.05 per Restricted ADS per calendar year (or portion thereof) for services performed by the Depositary in administering the Restricted ADRs (which fee may be charged on a periodic basis during each calendar year and shall be assessed against Holders as of the record date or record dates set by the Depositary during each calendar year and shall be payable at the sole discretion of the Depositary by billing such Holders or by deducting such charge from one or more cash dividends or other cash distributions), and (iv) an amount for the reimbursement of such charges and expenses as are incurred by the Depositary and/or any of its agents (including, without limitation, the Custodian, as well as charges and expenses incurred on behalf of Holders in connection with compliance with foreign exchange control regulations or any law or regulation relating to foreign investment) in connection with the servicing of the Shares or other Deposited Securities, the sale of securities (including, without limitation, Deposited Securities), the delivery of Deposited Securities or otherwise in connection with the Depositary's or its Custodian's compliance with applicable law, rule or regulation (which charges and expenses may be assessed on a proportionate

A-9 302397520.4 basis against Holders as of the record date or dates set by the Depositary and shall be payable at the sole discretion of the Depositary by billing such Holders or by deducting such charge or expense from one or more cash dividends or other cash distributions). (c) Other Obligations, Fees, Charges and Expenses. The Company will pay all other fees, charges and expenses of the Depositary and any agent of the Depositary (except the Custodian) pursuant to agreements from time to time between the Company and the Depositary, except: (i) stock transfer or other taxes and other governmental charges (which are payable by Holders or persons depositing Shares); (ii) a transaction fee per cancellation request (including any cancellation request made through SWIFT, facsimile transmission or any other method of communication) as disclosed on the "Disclosures" page (or successor page) of www.adr.com (as updated by the Depositary from time to time, "ADR.com") and any applicable delivery expenses (which are payable by such persons or Holders); and (iii) transfer or registration expenses for the registration or transfer of Deposited Securities on any applicable register in connection with the deposit or withdrawal of Deposited Securities (which are payable by persons depositing Shares or Holders withdrawing Deposited Securities). (d) Foreign Exchange Related Matters. To facilitate the administration of various depositary receipt transactions, including disbursement of dividends or other cash distributions and other corporate actions, the Depositary may engage the foreign exchange desk within JPMorgan Chase Bank, N.A. (the “Bank”) and/or its affiliates in order to enter into spot foreign exchange transactions to convert foreign currency into U.S. dollars (“FX Transactions”). For certain currencies, FX Transactions are entered into with the Bank or an affiliate, as the case may be, acting in a principal capacity. For other currencies, FX Transactions are routed directly to and managed by an unaffiliated local custodian (or other third-party local liquidity provider), and neither the Bank nor any of its affiliates is a party to such FX Transactions. The foreign exchange rate applied to an FX Transaction will be either (i) a published benchmark rate, or (ii) a rate determined by a third-party local liquidity provider, in each case plus or minus a spread, as applicable. The Depositary will disclose which foreign exchange rate and spread, if any, apply to such currency on the “Disclosures” page (or successor page) of ADR.com. Such applicable foreign exchange rate and spread may (and neither the Depositary, the Bank nor any of their affiliates is under any obligation to ensure that such rate does not) differ from rates and spreads at which comparable transactions are entered into with other customers or the range of foreign exchange rates and spreads at which the Bank or any of its affiliates enters into foreign exchange transactions in the relevant currency pair on the date of the FX Transaction. Additionally, the timing of execution of an FX Transaction varies according to local market dynamics, which may include regulatory requirements, market hours and liquidity in the foreign exchange market or other factors. Furthermore, the Bank and its affiliates may manage the associated risks of their position in the market in a manner they deem appropriate without regard to the impact of such activities on the Company, the Depositary, Holders or Beneficial

A-10 302397520.4 Owners. The spread applied does not reflect any gains or losses that may be earned or incurred by the Bank and its affiliates as a result of risk management or other hedging related activity. Notwithstanding the foregoing, to the extent the Company provides U.S. dollars to the Depositary, neither the Bank nor any of its affiliates will execute an FX Transaction as set forth herein. In such case, the Depositary will distribute the U.S. dollars received from the Company. Further details relating to the applicable foreign exchange rate, the applicable spread and the execution of FX Transactions will be provided by the Depositary on ADR.com. The Company, Holders and Beneficial Owners each acknowledge and agree that the terms applicable to FX Transactions disclosed from time to time on ADR.com will apply to any FX Transaction executed pursuant to the Restricted Issuance Agreement. (e) The right of the Depositary to charge and receive payment of fees, charges and expenses as provided above shall survive the termination of the Restricted Issuance Agreement. Upon the resignation or removal of the Depositary, such right shall extend for those fees, charges and expenses incurred prior to the effectiveness of such resignation or removal. (f) Disclosure of Potential Depositary Payments. The Depositary anticipates reimbursing the Company for certain expenses incurred by the Company that are related to the establishment and maintenance of the Restricted ADR Program and/or the Unrestricted ADR Program upon such terms and conditions as the Company and the Depositary may agree from time to time. The Depositary may make available to the Company a set amount or a portion of the Depositary fees charged in respect of the Restricted ADR Program and/or the unrestricted ADR program or otherwise upon such terms and conditions as the Company and the Depositary may agree from time to time. (g) Under certain limited circumstances, the Depositary may reduce or waive certain fees, charges and expenses provided herein and in the Restricted Issuance Agreement, including, without limitation, those described in this paragraph (7) that would normally be charged on Restricted ADSs issued to or at the direction of, or otherwise held by, the Company and/ or certain Holders and Beneficial Owners and holders and beneficial owners of Shares of the Company. (8) Available Information. The Unrestricted Deposit Agreement, the provisions of or governing Deposited Securities and any written communications from the Company, which are both received by the Custodian or its nominee as a holder of Deposited Securities and made generally available to the holders of Deposited Securities, are available for inspection by Holders at the offices of the Depositary in the United States, on the Commission's Internet Website or upon request to the Depositary (which request may be refused by the Depositary at its discretion). The Depositary will distribute copies of such communications (or English translations or summaries

A-11 302397520.4 thereof) to Holders when furnished by the Company. The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 and accordingly files certain reports with the Commission. These reports can be inspected and retrieved by Holders and Beneficial Owners through the EDGAR system on the Commission's Internet Website located as of the date of the Restricted Issuance Agreement at www.sec.gov and can be inspected and copied at the public reference facilities maintained by the Commission, located (as of the date of the Restricted Issuance Agreement) at 100 F Street, N.E., Washington, D.C. 20549. Each Holder and Beneficial Owner of a Restricted ADR and/or interest therein by so holding or owning a Restricted ADR and/or an interest therein, acknowledges and agrees that the Depositary (i) is relying, and may so rely, solely on the Company's representations, warranties, covenants and agreements in Section 13(a) of the Unrestricted Deposit Agreement and this paragraph (8) of the form of Restricted ADR (Available Information), (ii) does not assume any duty or responsibility to determine if the Company is in compliance with the registration, reporting and other requirements of the Securities Exchange Act of 1934, and (iii) may, and is expressly authorized by each Holder and Beneficial Owner of a Restricted ADR and/or an interest therein to, represent, warrant and certify that, based on such representations, warranties, covenants and agreements of the Company, the Company is in compliance with the registration, reporting and other requirements of the Securities Exchange Act of 1934. (9) Execution. This Restricted ADR shall not be valid for any purpose unless executed by the Depositary by the manual or facsimile signature of a duly authorized officer of the Depositary. Dated: JPMORGAN CHASE BANK, N.A., as Depositary By .................................................. Authorized Officer The Depositary's office is located at 270 Park Avenue, Floor 8, New York, New York 10017.

A-12 302397520.4 [FORM OF REVERSE OF RESTRICTED ADR] (10) Distributions on Deposited Securities; Sales. Subject to paragraphs (4) (Certain Limitations to Registration, Transfer etc.) and (5) (Liability of Holder or Beneficial Owner for Taxes, Duties and other Charges), to the extent practicable, the Depositary will distribute to each Holder entitled thereto on the record date set by the Depositary therefor at such Holder's address shown on the Restricted ADR Register, in proportion to the number of Deposited Securities (on which the following distributions on Deposited Securities are received by the Custodian) represented by Restricted ADSs evidenced by such Holder's Restricted ADRs: (a) Cash. Any U.S. dollars available to the Depositary resulting from a cash dividend or other cash distribution or the net proceeds of sales of any other distribution or portion thereof authorized in this paragraph (10) ("Cash"), on an averaged or other practicable basis, subject to (i) appropriate adjustments for taxes withheld, (ii) such distribution being permissible or practicable with respect to certain Holders, and (iii) deduction of the Depositary's and/or its agents' fees and expenses in (1) converting any foreign currency to U.S. dollars by sale or in such other manner as the Depositary may determine to the extent that it determines that such conversion may be made on a reasonable basis, (2) transferring foreign currency or U.S. dollars to the United States by such means as the Depositary may determine to the extent that it determines that such transfer may be made on a reasonable basis, (3) obtaining any approval or license of any governmental authority required for such conversion or transfer, which is obtainable at a reasonable cost and within a reasonable time and (4) making any sale by public or private means in any commercially reasonable manner. To the extent that any of the Deposited Securities are not or shall not be entitled, by reason of the applicable date of issuance, or otherwise, to receive the full amount of such cash dividend, distribution, or net proceeds of sales, the Depositary shall make appropriate adjustments in the amounts distributed to the Holders issued in respect of such Deposited Securities. To the extent the Company or the Depositary shall be required to withhold and does withhold from any cash dividend, distribution or net proceeds from sales in respect of any Deposited Securities an amount on account of taxes, the amount distributed on the Restricted ADSs issued in respect of such Deposited Securities shall be reduced accordingly. To the extent the Depositary determines in its discretion that it would not be permitted by applicable law, rule or regulation, or it would not otherwise be practicable, to convert foreign currency into U.S. dollars and/or distribute such U.S. dollars to any or all of the Holders entitled thereto, the Depositary may in its discretion distribute some or all of the foreign currency received by the Depositary as it deems permissible and practicable to, or retain and hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Holders entitled to receive the same.

A-13 302397520.4 (b) Shares. (i) Additional Restricted ADRs evidencing whole Restricted ADSs representing any Shares available to the Depositary resulting from a dividend or free distribution on Deposited Securities consisting of Shares (a "Share Distribution") and (ii) U.S. dollars available to it resulting from the net proceeds of public or private sales of Shares received in a Share Distribution, which Shares would give rise to fractional Restricted ADSs if additional Restricted ADRs were issued therefor, as in the case of Cash. (c) Rights. (i) Warrants or other instruments in the discretion of the Depositary representing rights to acquire additional Restricted ADRs in respect of any rights to subscribe for additional Shares or rights of any nature available to the Depositary as a result of a distribution on Deposited Securities ("Rights"), to the extent that the Company timely furnishes to the Depositary evidence satisfactory to the Depositary that the Depositary may lawfully distribute the same (the Company has no obligation to so furnish such evidence), or (ii) to the extent the Company does not so furnish such evidence and sales of Rights are practicable, any U.S. dollars available to the Depositary from the net proceeds of the public or private sales of Rights as in the case of Cash, or (iii) to the extent the Company does not so furnish such evidence and/or such sales cannot practicably be accomplished by reason of the non-transferability of the Rights, limited markets therefor, their short duration or otherwise, nothing (and any Rights may lapse). (d) Other Distributions. (i) Securities or property available to the Depositary resulting from any distribution on Deposited Securities other than Cash, Share Distributions and Rights ("Other Distributions"), by any means that the Depositary may deem equitable and practicable, or (ii) to the extent the Depositary deems distribution of such securities or property not to be equitable and practicable, any U.S. dollars available to the Depositary from the net proceeds of public or private sales of Other Distributions as in the case of Cash. (e) To the extent that the Depositary determines in its discretion that any distribution pursuant to this paragraph (10) (Distributions on Deposited Securities) would not be permissible by applicable law, rule or regulation, or is not otherwise practicable with respect to any or all Holders, the Depositary may i(after consultation with the Company, if practicable, in the case where the Depositary believes such distribution is not practicable with respect to all Holders) make such distribution as it so deems permissible and practicable, including the distribution of some or all of any Cash, foreign currency, securities or other property (or appropriate documents evidencing the right to receive some or all of any such Cash, foreign currency, securities or other property), and/or the Depositary may retain and hold some or all of such Cash, foreign currency, securities or other property as Deposited Securities with respect to the applicable Holders' Restricted ADRs (without liability for interest thereon or the investment thereof). (f) To the extent the Depositary retains and holds any Cash, foreign currency,

A-14 302397520.4 securities or other property as permitted under this paragraph (10) (Distributions on Deposited Securities), any and all fees, charges and expenses related to, or arising from, the holding thereof (including, but not limited to those provided in paragraph (7) of this form of Restricted ADR (Charges of Depositary)) shall be paid from such Cash, foreign currency, securities or other property, or the net proceeds from the sale thereof, thereby reducing the amount so held hereunder. (g) Sales. In all instances where the Restricted Issuance Agreement or the form of Restricted ADR refers to a "sale" (or words of similar import) of securities or property, the Depositary may, but shall not be obligated, to effect any such sale unless the securities to be sold are listed and publicly traded on a securities exchange or there is a public market for the property to be sold. To the extent the securities are not so listed and publicly traded or there is no public market for the property so distributed by the Company: (i) the Depositary shall, in the event the Restricted Issuance Agreement is terminated and the Depositary holds Deposited Securities that are not listed and publicly traded or property for which there is no public market after the Termination Date, act in accordance with paragraph (17)(b) of the form of Restricted ADR in respect of such securities and property; and (ii) in the event the Depositary or its Custodian receives (A) an Other Distribution under paragraph (10) consisting of securities or property that are not distributed by the Depositary pursuant to this paragraph (10) or (B) a distribution of Rights that falls under subparagraph (10)(c)(iii) above, the Depositary will not terminate the Restricted Issuance Agreement under paragraph (17)(a)(ii)(D) of the form of Restricted ADR but, in lieu of termination, the Depositary will, in the case of an Other Distribution, be deemed to have sold the aggregate number of securities and/or property so received for nominal value and shall have no obligation to distribute such securities or any proceeds from the deemed sale thereof to the Holders and, in the case of Rights that fall under subparagraph (10)(c)(iii) above, allow such Rights to lapse. Furthermore, in the event the Depositary endeavors to make a sale of Shares, other securities or property, such securities and/or property may be sold in a block sale or single lot transaction. The Depositary reserves the right to utilize a division, branch or affiliate of JPMorgan Chase Bank, N.A. to direct, manage and/or execute any public and/or private sale of securities and/or property hereunder. Such division, branch and/or affiliate may charge the Depositary a fee in connection with such sales, which fee is considered an expense of the Depositary contemplated above and/or under paragraph (7) (Charges of Depositary). All purchases and sales of securities will be handled by the Depositary in accordance with its then current policies, which are currently set forth on the "Disclosures" page (or successor page) of ADR.com, the location and contents of which the Depositary shall be solely responsible for.

A-15 302397520.4 (h) Any U.S. dollars available will be paid via wire transfer and/or distributed by checks drawn on a bank in the United States for whole dollars and cents. Fractional cents will be withheld without liability and dealt with by the Depositary in accordance with its then current practices. (11) Record Dates. The Depositary may, after consultation with the Company if practicable, fix a record date (which, to the extent applicable, shall be as near as practicable to any corresponding record date set by the Company) for the determination of the Holders who shall be responsible for the fee assessed by the Depositary for administration of the Restricted ADR program and for any expenses provided for in paragraph (7) hereof as well as for the determination of the Holders who shall be entitled to receive any distribution on or in respect of Deposited Securities, to give instructions for the exercise of any voting rights, to receive any notice or to act in respect of other matters and only such Holders shall be so entitled or obligated. (12) Voting of Deposited Securities. (a) Notice of Any Meeting or Solicitation. As soon as practicable after receipt of notice of any meeting at which the holders of Shares are entitled to vote, or of solicitation of consents or proxies from holders of Shares or other Deposited Securities, the Depositary shall fix the Restricted ADS record date in accordance with paragraph (11) above provided that if the Depositary receives a written request from the Company in a timely manner and at least thirty (30) days prior to the date of such vote or meeting, the Depositary shall, at the Company's expense, distribute to Holders a notice (the "Voting Notice") stating (i) final information particular to such vote and meeting and any solicitation materials, (ii) that each Holder on the record date set by the Depositary will, subject to any applicable provisions of the laws of England and Wales, be entitled to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by the Restricted ADSs evidenced by such Holder's Restricted ADRs and (iii) the manner in which such instructions may be given, including instructions to give a discretionary proxy to a person designated by the Company. Each Holder shall be solely responsible for the forwarding of Voting Notices to the Beneficial Owners of Restricted ADSs registered in such Holder's name. There is no guarantee that Holders and Beneficial Owners generally or any Holder or Beneficial Owner in particular will receive the notice described above with sufficient time to enable such Holder or Beneficial Owner to return any voting instructions to the Depositary in a timely manner. (b) Voting of Deposited Securities. Following actual receipt by the Unrestricted ADR department responsible for proxies and voting of Holders' instructions (including, without limitation, instructions of any entity or entities acting on behalf of the nominee for DTC), the Depositary shall, in the manner and on or before the time established by the Depositary for such purpose, endeavor to vote or cause to be voted the Deposited Securities represented by the Restricted ADSs evidenced by such Holders' Restricted ADRs in accordance with such instructions insofar as practicable

A-16 302397520.4 and permitted under the provisions of or governing Deposited Securities. The Depositary will not itself exercise any voting discretion in respect of any Deposited Securities. (c) Alternative Methods of Distributing Materials. Notwithstanding anything contained in the Restricted Issuance Agreement or any Restricted ADR, the Depositary may, to the extent not prohibited by any law, rule or regulation or by the rules, regulations or requirements of the stock exchange on which the Restricted ADSs are listed, in lieu of distribution of the materials provided to the Depositary in connection with any meeting of or solicitation of consents or proxies from holders of Deposited Securities, distribute to the Holders a notice that provides Holders with or otherwise publicizes to Holders instructions on how to retrieve such materials or receive such materials upon request (i.e., by reference to a website containing the materials for retrieval or a contact for requesting copies of the materials). Holders are strongly encouraged to forward their voting instructions as soon as possible. Voting instructions will not be deemed received until such time as the Unrestricted ADR department responsible for proxies and voting has received such instructions, notwithstanding that such instructions may have been physically received by JPMorgan Chase Bank, N.A., as Depositary, prior to such time. (d) Manner of Voting. The Depositary has been advised by the Company that under the laws of England and Wales and the Memorandum and Articles of Association of the Company, each as in effect as of the date of the Unrestricted Deposit Agreement, voting at any meeting of shareholders of the Company is by poll voting whereby the votes on a resolution are calculated by reference to the number of shares held by members present at the meeting in person, by proxy or corporate representative and members casting votes in advance, rather than by reference to the number of physical attendees at the meeting. (13) Changes Affecting Deposited Securities. (a) Subject to paragraphs (4) (Certain Limitations to Registration, Transfer etc.) and (5) (Liability of Holder or Beneficial Owner for Taxes, Duties and Other Charges), the Depositary may, in its discretion, and shall if requested by the Company, amend this Restricted ADR or distribute additional or amended Restricted ADRs (with or without calling this Restricted ADR for exchange) or cash, securities or property on the record date set by the Depositary therefor to reflect any change in par value, split-up, consolidation, cancellation or other reclassification of Deposited Securities, any Share Distribution or Other Distribution not distributed to Holders or any cash, securities or property available to the Depositary in respect of Deposited Securities from (and the Depositary is hereby authorized to surrender any Deposited Securities to any person and, irrespective of whether such Deposited Securities are surrendered or otherwise cancelled by operation of law, rule, regulation or otherwise, to sell by public or private sale any property received in connection with) any recapitalization, reorganization, merger, consolidation, liquidation, receivership, bankruptcy or sale of all or substantially all the assets of the Company.

A-17 302397520.4 (b) To the extent the Depositary does not so amend this Restricted ADR or make a distribution to Holders to reflect any of the foregoing, or the net proceeds thereof, whatever cash, securities or property results from any of the foregoing shall constitute Deposited Securities and each Restricted ADS evidenced by this Restricted ADR shall automatically represent its pro rata interest in the Deposited Securities as then constituted. (c) Promptly upon the occurrence of any of the aforementioned changes affecting Deposited Securities, the Company shall notify the Depositary in writing of such occurrence and as soon as practicable after receipt of such notice from the Company, may instruct the Depositary to give notice thereof, at the Company's expense, to Holders in accordance with the provisions hereof. Upon receipt of such instruction, the Depositary shall give notice to the Holders in accordance with the terms thereof, as soon as reasonably practicable. (14) Exoneration. (a) Force Majeure, Limitations on Liability and Obligations. The Depositary, the Company, and each of their respective directors, officers, employees, agents and affiliates and each of them shall: (i) incur or assume no liability (including, without limitation, to Holders or Beneficial Owners) (A) if any present or future law, rule, regulation, fiat, order or decree of England and Wales, the United States or any other country or jurisdiction, or of any governmental or regulatory authority or any securities exchange or market or automated quotation system, the provisions of or governing any Deposited Securities, any present or future provision of the Company's charter, any act of God, war, terrorism, epidemic, pandemic, nationalization, expropriation, currency restrictions, extraordinary market conditions, work stoppage, strike, civil unrest, revolutions, rebellions, explosions, cyber, ransomware or malware attack, computer failure or circumstance beyond its direct and immediate control shall prevent or delay, or shall cause any of them to be subject to any civil or criminal penalty in connection with, any act which the Restricted Issuance Agreement or this Restricted ADR provides shall be done or performed by it or them (including, without limitation, voting pursuant to paragraph (12) hereof), or (B) by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or things which by the terms of the Restricted Issuance Agreement it is provided shall or may be done or performed or any exercise or failure to exercise any discretion given it in the Restricted Issuance Agreement or this Restricted ADR (including, without limitation, any failure to determine that any distribution or action may be lawful or reasonably practicable); (ii) incur or assume no liability (including, without limitation, to Holders or Beneficial Owners) except to perform its obligations to the extent they are specifically set forth in this Restricted ADR and the Restricted Issuance Agreement without gross negligence or willful misconduct and the Depositary shall not be a fiduciary or have any fiduciary duty to Holders or Beneficial Owners; (iii) in the case of the Depositary and its agents, be under no obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities, the Restricted ADSs or this Restricted ADR; (iv) in the case of the Company and its agents

A-18 302397520.4 hereunder be under no obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities, the Restricted ADSs or this Restricted ADR, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense (including fees and disbursements of counsel) and liability be furnished as often as may be required; and (v) not be liable (including, without limitation, to Holders or Beneficial Owners) for any action or inaction by it in reliance upon the advice of or information from any legal counsel, any accountant, any person presenting Shares for deposit, any Holder, or any other person believed by it to be competent to give such advice or information and/or, in the case of the Depositary, the Company. (b) Insolvency, Liability, etc., of Custodian, Securities Depository, Clearing Agency or Settlement System. The Depositary shall not be responsible for, and shall incur no liability in connection with or arising from, the insolvency of any Custodian that is not a branch or affiliate of JPMorgan Chase Bank, N.A. Notwithstanding anything to the contrary contained in the Restricted Issuance Agreement (including the Restricted ADRs) and, subject to the further limitations set forth in clause (o) of this paragraph (14), the Depositary shall not be responsible for, and shall incur no liability in connection with or arising from, any act or omission to act on the part of the Custodian except to the extent that any Holder has incurred liability directly as a result of the Custodian having (i) committed fraud or willful misconduct in the provision of custodial services to the Depositary or (ii) failed to use reasonable care in the provision of custodial services to the Depositary as determined in accordance with the standards prevailing in the jurisdiction in which the Custodian is located. The Depositary shall not be liable for the acts or omissions made by, or the insolvency of, any securities depository, clearing agency or settlement system. (c) The Depositary, its agents and the Company may rely and shall be protected in acting upon any written notice, request, direction, instruction or document believed by them to be genuine and to have been signed, presented or given by the proper party or parties. (d) The Depositary shall be under no obligation to inform Holders or Beneficial Owners about the requirements of the laws, rules or regulations or any changes therein or thereto of England and Wales, the United States or any other country or jurisdiction or of any governmental or regulatory authority or any securities exchange or market or automated quotation system. (e) The Depositary and its agents will not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, for the manner in which any voting instructions are given, including instructions to give a discretionary proxy to a person designated by the Company, for the manner in which any vote is cast, including, without limitation, any vote cast by a person to whom the Depositary is instructed to grant a discretionary proxy pursuant to paragraph (12) hereof, or for the effect of any such vote.

A-19 302397520.4 (f) The Depositary shall endeavor to effect any sale of securities or other property and any conversion of currency, securities or other property, in each case as is referred to or contemplated in the Restricted Issuance Agreement or the form of Restricted ADR, in accordance with the Depositary's normal practices and procedures under the circumstances applicable to such sale or conversion, but shall have no liability (in the absence of its own willful default or gross negligence or that of its agents, officers, directors or employees) with respect to the terms of any such sale or conversion, including the price at which such sale or conversion is effected, or if such sale or conversion shall not be practicable, or shall not be believed, deemed or determined to be practicable by the Depositary. Specifically, the Depositary shall not have any liability for the price received in connection with any public or private sale of securities (including, without limitation, for any sale made at a nominal price), the timing thereof or any delay in action or omission to act nor shall it be responsible for any error or delay in action, omission to act, default or negligence on the part of the party so retained in connection with any such sale or proposed sale. (g) The Depositary shall not incur any liability in connection with or arising from any failure, inability or refusal by the Company or any other party, including any share registrar, transfer agent or other agent appointed by the Company, the Depositary or any other party, to process any transfer, delivery or distribution of cash, Shares, other securities or other property, including without limitation upon the termination of the Restricted Issuance Agreement, or otherwise to comply with any provisions of the Restricted Issuance Agreement that are applicable to it. (h) The Depositary may rely upon instructions from the Company or its counsel in respect of any approval or license required for any currency conversion, transfer or distribution. (i) The Depositary and its agents may own and deal in any class of securities of the Company and its affiliates and in Restricted ADRs. (j) Notwithstanding anything to the contrary set forth in the Restricted Issuance Agreement or a Restricted ADR, the Depositary and its agents may fully respond to any and all demands or requests for information maintained by or on its behalf in connection with the Restricted Issuance Agreement, any Holder or Holders, any Restricted ADR or Restricted ADRs or otherwise related hereto or thereto to the extent such information is requested or required by or pursuant to any lawful authority, including without limitation laws, rules, regulations, administrative or judicial process, banking, securities or other regulators. (k) None of the Depositary, the Custodian or the Company or any of their respective directors, officers, employees, agents or affiliates shall be liable for the failure by any Holder or Beneficial Owner to obtain the benefits of credits or refunds of non-U.S. tax paid against such Holder's or Beneficial Owner's income tax liability.

A-20 302397520.4 (l) The Depositary is under no obligation to provide the Holders and Beneficial Owners, or any of them, with any information about the tax status of the Company. None of the Depositary, the Custodian or the Company, or any of their respective directors, officers, employees, agents and affiliates, shall incur any liability for any tax or tax consequences that may be incurred by Holders or Beneficial Owners on account of their ownership or disposition of the Restricted ADRs or Restricted ADSs. (m) The Depositary shall not incur any liability for the content of any information submitted to it by or on behalf of the Company for distribution to the Holders or for any inaccuracy of any translation thereof, for any investment risk associated with acquiring an interest in the Deposited Securities, for the validity or worth of the Deposited Securities, for the credit-worthiness of any third party, for allowing any rights to lapse upon the terms of the Restricted Issuance Agreement or for the failure or timeliness of any notice from the Company. (n) Notwithstanding anything herein or in the Restricted Issuance Agreement to the contrary, the Depositary and the Custodian(s) may use third-party delivery services and providers of information regarding matters such as, but not limited to, pricing, proxy voting, corporate actions, class action litigation and other services in connection herewith and the Restricted Issuance Agreement, and use local agents to provide services, such as, but not limited to, attendance at any meetings of security holders of issuers. Although the Depositary and the Custodian will use reasonable care (and cause their agents to use reasonable care) in the selection and retention of such third-party providers and local agents, they will not be responsible for any errors or omissions made by them in providing the relevant information or services. (o) The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary. (p) The Company has agreed to indemnify the Depositary and its agents under certain circumstances and the Depositary has agreed to indemnify the Company under certain circumstances. (q) Notwithstanding any other provision of the Restricted Issuance Agreement or this Restricted ADR to the contrary, neither the Depositary nor any of its agents shall be liable for any indirect, special, punitive or consequential damages (including, without limitation, legal fees and expenses) or lost profits, in each case of any form incurred by any person or entity (including, without limitation, Holders and Beneficial Owners of Restricted ADRs and Restricted ADSs), whether or not foreseeable and regardless of the type of action in which such a claim may be brought. (r) No provision of the Restricted Issuance Agreement or this Restricted ADR is intended to constitute a waiver or limitation of any rights which Holders or Beneficial

A-21 302397520.4 Owners may have under the Securities Act of 1933 or the Securities Exchange Act of 1934, to the extent applicable. (15) Resignation and Removal of Depositary; the Custodian. (a) Resignation. The Depositary may at any time resign as Depositary by providing written notice of its election to do so delivered to the Company. Subject to subparagraph (c) below, the Depositary's resignation shall take effect upon the Company's appointment of a successor depositary and such successor depositary's acceptance of its appointment as provided in the Restricted Issuance Agreement. (b) Removal. The Depositary may at any time be removed by the Company by providing no less than sixty (60) days' prior written notice of such removal to the Depositary. Subject to subparagraph (c) below, such removal shall take effect on the later of (i) the sixtieth (60th) day after the Removal Notice Date and (ii) the Company's appointment of a successor depositary and such successor depositary's acceptance of its appointment as provided in the Restricted Issuance Agreement. (c) If either the Depositary provides notice of its resignation (pursuant to subparagraph (a) above) or the Company provides notice of the Depositary's removal (pursuant to subparagraph (b) above), and a successor depositary is not appointed by the sixtieth (60th) day after the Resignation Notice Date or the Removal Notice Date, respectively, the Depositary may terminate the Restricted Issuance Agreement and the Restricted ADR in the manner set out in paragraph (17) (Termination) of this Restricted ADR and the provisions of said paragraph (17) shall thereafter govern the Depositary's obligations under the Restricted Issuance Agreement and the form of Restricted ADR. (d) The Custodian. The Depositary may appoint substitute or additional Custodians and the term "Custodian" refers to each Custodian or all Custodians as the context requires. (16) Amendment. Subject to the last sentence of paragraph (2) (Withdrawal of Deposited Securities), the Restricted ADRs and the Restricted Issuance Agreement may be amended by the Company and the Depositary, provided that any amendment that imposes or increases any fees on a per Restricted ADS basis, charges or expenses (other than stock transfer or other taxes and other governmental charges, transfer or registration fees, the transaction fee per cancellation request (including any cancellation request made through SWIFT, facsimile transmission or any other method of communication) described in paragraph (7)(c)(ii) (Charges of Depositary) of the form of Restricted ADR, applicable delivery expenses or other such fees, charges or expenses), or that shall otherwise prejudice any substantial existing right of Holders or Beneficial Owners, shall become effective thirty (30) days after notice of such amendment shall have been given to the Holders. Every Holder and Beneficial Owner at the time any amendment to the Restricted Issuance Agreement so becomes effective shall be deemed, by continuing to hold such ADR, to consent and agree to

A-22 302397520.4 such amendment and to be bound by the Restricted Issuance Agreement as amended thereby. In no event shall any amendment impair the right of the Holder of any Restricted ADR to surrender such Restricted ADR and receive the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law. Any amendments or supplements that (i) are reasonably necessary (as agreed by the Company and the Depositary) in order for (a) the Restricted ADSs to be registered on Form F-6 under the Securities Act of 1933 or (b) the Restricted ADSs or Shares to be traded solely in electronic book-entry form and (ii) do not in either such case impose or increase any fees or charges to be borne by Holders, shall be deemed not to prejudice any substantial rights of Holders or Beneficial Owners. Notwithstanding the foregoing, if any governmental body or regulatory body should adopt new laws, rules or regulations which would require amendment or supplement of the Restricted Issuance Agreement or the form of Restricted ADR to ensure compliance therewith, the Company and the Depositary may amend or supplement the Restricted Issuance Agreement and the Restricted ADR at any time in accordance with such changed laws, rules or regulations. Such amendment or supplement to the Restricted Issuance Agreement in such circumstances may become effective before a notice of such amendment or supplement is given to Holders or within any other period of time as required for compliance. Notice of any amendment to the Restricted Issuance Agreement or the form of Restricted ADRs shall not need to describe in detail the specific amendments effectuated thereby, and failure to describe the specific amendments in any such notice shall not render such notice invalid, provided, however, that, in each such case, the notice given to the Holders identifies a means for Holders and Beneficial Owners to retrieve or receive the text of such amendment (i.e., upon retrieval from the Commission's, the Depositary's or the Company's website or upon request from the Depositary). (17) Termination. (a) Termination by the Depositary and the Company. (i) The Depositary shall, at any time at the written direction of the Company, terminate the Restricted Issuance Agreement by mailing notice of such termination to the Holders at least thirty (30) days prior to the Termination Date. (ii) The Depositary may also terminate the Restricted Issuance Agreement by mailing notice of such termination to the Holders at least thirty (30) days prior to the Termination Date if (A) sixty (60) days shall have expired after the Resignation Notice Date and a successor Depositary shall not be operating under the Restricted Issuance Agreement, (B) sixty (60) days shall have expired after the Removal Notice Date and a successor Depositary shall not be operating under the

A-23 302397520.4 Restricted Issuance Agreement, (C) the Company is bankrupt, in liquidation proceedings or insolvent, (D) the Unrestricted ADRs are delisted from a “national securities exchange” (that has registered with the Commission under Section 6 of the Securities Exchange Act of 1934), (E) the Company effects (or will effect) a redemption of all or substantially all of the Deposited Securities, or a cash or share distribution representing a return of all or substantially all of the value of the Deposited Securities, (F) there are no Deposited Securities with respect to Restricted ADSs remaining, including if the Deposited Securities are cancelled, or the Deposited Securities have been deemed to have no value, or (G) there occurs a merger, consolidation, sale of assets or other transaction as a result of which securities or other property are delivered in exchange for or in lieu of Deposited Securities. (iii) Additionally, the Depositary may immediately terminate the Restricted Issuance Agreement, without prior notice to the Company, any Holder or Beneficial Owner or any other person if (A) required by any law, rule or regulation relating to sanctions by any governmental authority or body, (B) the Depositary would be subject to liability under or pursuant to any law, rule, or regulation, or (C) required by any governmental authority or body, in each case as determined by the Depositary in its reasonable discretion. (b) Depositary's Obligations. (i) After the Termination Date, the Depositary and its agents will perform no further acts under the Restricted Issuance Agreement and this Restricted ADR, except to receive and hold (or sell) distributions on Deposited Securities, deliver Deposited Securities being withdrawn and to take such actions as provided in the next two paragraphs, in each case subject to payment to the Depositary of the applicable fees and expenses provided in paragraph (7) of this Form of Restricted ADR (Charges of Depositary). (ii) After the Termination Date, if the Deposited Securities are listed and publicly traded on a securities exchange and the Depositary believes that it is able, permissible and practicable to sell the Deposited Securities without undue effort, then, the Depositary may endeavor to publicly or privately sell (as long as it may lawfully do so) the Deposited Securities, which sale may be effected in a block sale/single lot transaction and, after the settlement of such sale(s), to the extent legally permissible and practicable, distribute or hold in an account (which may be a segregated or unsegregated account) the net proceeds of such sale(s), less any amounts owing to the Depositary (including, without limitation, cancellation fees), together with any other cash then held by it under the Restricted Issuance Agreement, in trust, without liability for interest, for the pro rata benefit of the Holders entitled thereto. If the Depositary sells the Deposited Securities, the Depositary shall be discharged from all, and cease to have any, obligations under the Restricted Issuance Agreement and the Restricted ADRs after making such sale, except to account for such net proceeds and other cash.

A-24 302397520.4 (iii) However, if the Deposited Securities are not listed and publicly traded on a securities exchange after the Termination Date, or if, for any reason, the Depositary does not sell the Deposited Securities, the Depositary shall use its reasonable efforts to ensure that the Restricted ADSs cease to be DTC eligible and that neither DTC nor any of its nominees shall thereafter be a Holder. At such time as the Restricted ADSs cease to be DTC eligible and/or neither DTC nor any of its nominees is a Holder, to the extent the Company is not, to the Depositary's knowledge, insolvent or in bankruptcy or liquidation, the Depositary shall: (A) cancel this Restricted ADR and all other outstanding Restricted ADRs, (B) request DTC to provide the Depositary with information on those holding Restricted ADSs through DTC and, upon receipt thereof, revise the Restricted ADR Register to reflect the information provided by DTC, (C) instruct its Custodian to deliver all Deposited Securities to the Company, a subsidiary or affiliate or registered office provider of the Company (the subsidiary or affiliate or registered office provider being the "Company Representative") or an independent trust company engaged by the Company (the "Trustee") to hold those Deposited Securities in trust for the beneficial owners of the Restricted ADRs if the Company is not permitted to hold any of the Deposited Securities under applicable law and/or the Company has directed the Depositary to deliver such Deposited Securities to a Company Representative or Trustee along with a stock transfer form and/or such other instruments of transfer covering such Deposited Securities as are needed under applicable law, in either case referring to the names set forth on the Restricted ADR Register, and (D) provide the Company with a copy of the Restricted ADR Register (which copy may be sent by email or by any means permitted under the notice provisions of the Restricted Issuance Agreement). Upon receipt of any instrument of transfer covering such Deposited Securities and the Restricted ADR Register, the Company shall deliver to each person reflected on such Restricted ADR Register appropriate documentation to effect the transfer to such persons of the Deposited Securities previously represented by the Restricted ADSs evidenced by their Restricted ADRs. To the extent the Depositary reasonably believes that the Company is insolvent, or if the Company is in receivership, has filed for bankruptcy and/or is otherwise in restructuring, administration or liquidation, and in any such case the Deposited Securities are not listed and publicly traded on a securities exchange after

A-25 302397520.4 the Termination Date, or if, for any reason, the Depositary believes it is not able to or cannot practicably sell the Deposited Securities promptly and without undue effort, the Deposited Securities shall be deemed to have no value (and such Holders shall be deemed to have instructed the Depositary that the Deposited Securities have no value). The Depositary may, but shall not be obligated to, and the Holders irrevocably consent and agree that the Depositary may, instruct its Custodian to deliver all Deposited Securities to the Company (acting, as applicable by its administrator, receiver, administrative receiver, liquidator, provisional liquidator, restructuring officer, interim restructuring officer, trustee, controller or other entity overseeing the bankruptcy, insolvency, administration, restructuring or liquidation process) and notify the Company that the Deposited Securities are surrendered for no consideration. The Company shall, subject to applicable law, promptly accept the surrender of the Deposited Securities for no consideration and deliver to the Depositary a written notice confirming (A) the acceptance of the surrender of the Deposited Securities for no consideration and (B) the cancellation of such Deposited Securities. Promptly after notifying the Company that the Deposited Securities are surrendered for no consideration and irrespective of whether the Company has complied with the immediately preceding sentence, the Depositary shall notify Holders that their Restricted ADSs have been cancelled with no consideration being payable to Holders. Upon the Depositary's compliance with the provisions of this subparagraph (17)(b)(iii), the Depositary and its agents shall be discharged from all, and cease to have any, obligations under the Restricted Issuance Agreement and the Restricted ADRs. (c) Company's Obligations. After the Termination Date, the Company shall be discharged from all obligations under the Restricted Issuance Agreement except for its obligations under this paragraph (17) and its obligations to the Depositary and its agents. (d) Establishment of Unsponsored ADR Program. Notwithstanding anything to the contrary, in connection with any termination pursuant to this paragraph (17), the Depositary may, in its sole discretion and without notice to the Company, establish an unsponsored American depositary share program and/or unsponsored restricted American depositary share program (on such terms as the Depositary may determine) for the Shares and make available to Holders a means to withdraw the Shares represented by the Unrestricted ADSs and/or Restricted ADSs, respectively, issued under the Unrestricted Deposit Agreement and/or the Restricted Issuance Agreement, respectively, and to direct the deposit of such Shares into such unsponsored American depositary share program and/or unsponsored restricted American depositary share program, respectively, subject, in each case, to receipt by the Depositary, at its discretion, of the fees, charges and expenses provided for in paragraph (7) of the form of Unrestricted ADR and/or this form of Restricted ADR, respectively, and the fees, charges and expenses applicable to the unsponsored American depositary share program and/or unsponsored restricted American depositary share program,

A-26 302397520.4 respectively; provided, however, that the Company shall not be required to pay the Depositary any fees, charges or expenses for the establishment of an unsponsored American depositary share program and/or unsponsored restricted American depositary share program, respectively, by the Depositary pursuant to this paragraph. (18) Appointment; Acknowledgements and Agreements. Each Holder and each Beneficial Owner, upon acceptance of any Restricted ADSs or Restricted ADRs (or any interest in any of them) issued in accordance with the terms and conditions of the Restricted Issuance Agreement shall be deemed for all purposes to (a) be a party to and bound by the terms of the Restricted Issuance Agreement and the applicable Restricted ADR(s), (b) appoint the Depositary its attorney-in-fact, with full power to delegate, to act on its behalf and to take any and all actions contemplated in the Restricted Issuance Agreement and the applicable Restricted ADR(s), to adopt any and all procedures necessary to comply with applicable law and to take such action as the Depositary in its sole discretion may deem necessary or appropriate to carry out the purposes of the Restricted Issuance Agreement and the applicable Restricted ADR(s), the taking of such actions to be the conclusive determinant of the necessity and appropriateness thereof, and (c) acknowledge and agree that (i) nothing in the Restricted Issuance Agreement or any Restricted ADR shall give rise to a partnership or joint venture among the parties thereto nor establish a fiduciary or similar relationship among such parties, (ii) the Depositary, its divisions, branches and affiliates, and their respective agents, may from time to time be in the possession of non-public information about the Company, Holders, Beneficial Owners and/or their respective affiliates, (iii) the Depositary and its divisions, branches and affiliates may at any time have multiple banking relationships with the Company, Holders, Beneficial Owners and/or the affiliates of any of them, (iv) the Depositary and its divisions, branches and affiliates may, from time to time, be engaged in transactions in which parties adverse to the Company or the Holders or Beneficial Owners and/or their respective affiliates may have interests, (v) nothing contained in the Restricted Issuance Agreement or any Restricted ADR(s) shall (A) preclude the Depositary or any of its divisions, branches or affiliates from engaging in any such transactions or establishing or maintaining any such relationships, or (B) obligate the Depositary or any of its divisions, branches or affiliates to disclose any such transactions or relationships or to account for any profit made or payment received in any such transactions or relationships, (vi) the Depositary shall not be deemed to have knowledge of any information held by any branch, division or affiliate of the Depositary and (vii) notice to a Holder shall be deemed, for all purposes of the Restricted Issuance Agreement and this Restricted ADR, to constitute notice to any and all Beneficial Owners of the Restricted ADSs evidenced by such Holder’s Restricted ADRs. For all purposes under the Restricted Issuance Agreement and this Restricted ADR, the Holder hereof shall be deemed to have all requisite authority to act on behalf of any and all Beneficial Owners of the Restricted ADSs evidenced by this Restricted ADR. (19) Waiver. EACH PARTY TO THE RESTRICTED ISSUANCE AGREEMENT (INCLUDING, FOR AVOIDANCE OF DOUBT, EACH HOLDER AND BENEFICIAL OWNER OF, AND/OR

A-27 302397520.4 HOLDER OF INTERESTS IN, RESTRICTED ADSS OR RESTRICTED ADRS) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING AGAINST THE DEPOSITARY AND/OR THE COMPANY DIRECTLY OR INDIRECTLY ARISING OUT OF, BASED ON OR RELATING IN ANY WAY TO THE SHARES OR OTHER DEPOSITED SECURITIES, THE RESTRICTED ADSs OR THE RESTRICTED ADRs, THE RESTRICTED ISSUANCE AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREIN OR THEREIN, OR THE BREACH HEREOF OR THEREOF (WHETHER BASED ON CONTRACT, TORT, COMMON LAW OR ANY OTHER THEORY), INCLUDING, WITHOUT LIMITATION, ANY SUIT, ACTION, CLAIM OR PROCEEDING UNDER THE UNITED STATES FEDERAL SECURITIES LAWS. No provision of the Restricted Issuance Agreement or this Restricted ADR is intended to constitute a waiver or limitation of any rights that a Holder or any Beneficial Owner may have under the Securities Act of 1933 or the Securities Exchange Act of 1934, to the extent applicable. (20) Jurisdiction. By holding or owning a Restricted ADR or Restricted ADS or an interest therein, Holders and Beneficial Owners each irrevocably agree that any legal suit, action or proceeding against or involving Holders or Beneficial Owners brought by the Company or the Depositary, arising out of or based upon the Restricted Issuance Agreement, the Restricted ADSs, the Restricted ADRs or the transactions contemplated therein, herein, thereby or hereby, may be instituted in a state or federal court in New York, New York, and by holding or owning a Restricted ADR or Restricted ADS or an interest therein each irrevocably waives any objection that it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. By holding or owning a Restricted ADR or Restricted ADS or an interest therein, Holders and Beneficial Owners each also irrevocably agree that any legal suit, action or proceeding against or involving the Depositary and/or the Company brought by Holders or Beneficial Owners, arising out of or based upon the Restricted Issuance Agreement, the Restricted ADSs, the Restricted ADRs or the transactions contemplated therein, herein, thereby or hereby, including, without limitation, claims under the Securities Act of 1933, may be instituted only in the United States District Court for the Southern District of New York (or in the state courts of New York County in New York if either (i) the United States District Court for the Southern District of New York lacks subject matter jurisdiction over a particular dispute or (ii) the designation of the United States District Court for the Southern District of New York as the exclusive forum for any particular dispute is, or becomes, invalid, illegal or unenforceable). (21) Elective Distributions in Cash or Shares. Whenever the Company intends to distribute a dividend payable at the election of the holders of Shares in cash or in additional Shares, the Company shall give notice thereof to the Depositary at least thirty (30) days prior to the proposed distribution stating whether or not it wishes such elective distribution to be made available to Holders. Upon receipt of notice

A-28 302397520.4 indicating that the Company wishes such elective distribution to be made available to Holders, the Depositary shall consult with the Company to determine, and the Company shall assist the Depositary in its determination, whether it is lawful and reasonably practicable to make such elective distribution available to the Holders. The Depositary shall make such elective distribution available to Holders only if (i) the Company shall have timely requested that the elective distribution is available to Holders, (ii) the Depositary shall have determined that such distribution is reasonably practicable and (iii) the Depositary shall have received satisfactory documentation within the terms of Section 14 of the Unrestricted Deposit Agreement including, without limitation, any legal opinions of counsel in any applicable jurisdiction that the Depositary in its reasonable discretion may request, at the expense of the Company. If the above conditions are not satisfied, the Depositary shall, to the extent permitted by law, distribute to the Holders, on the basis of the same determination as is made in the local market in respect of the Shares for which no election is made, either (x) cash or (y) additional Restricted ADSs representing such additional Shares. If the above conditions are satisfied, the Depositary shall establish a record date and establish procedures to enable Holders to elect the receipt of the proposed dividend in cash or in additional Restricted ADSs. The Company shall assist the Depositary in establishing such procedures to the extent necessary. Nothing herein shall obligate the Depositary to make available to Holders a method to receive the elective dividend in Shares (rather than Restricted ADSs). There can be no assurance that Holders or Beneficial Owners generally, or any Holder and/or Beneficial Owner in particular, will be given the opportunity to receive elective distributions on the same terms and conditions as the holders of Shares.

B-1 302397520.4 EXHIBIT B Certification And Agreement Upon Initial Issuance or Acquisition of Restricted ADSs Dated: ________________ __, 20__ Argo Blockchain plc Eastcastle House 27/28 Eastcastle Street London, England W1W 8DH Attention: Scott Beech E-mail Address: scott@argoblockchain.com JPMorgan Chase Bank, N.A., as depositary 270 Park Avenue, Floor 8 New York, NY 10017 Attention: ADR Administration Re: Argo Blockchain plc To Whom It May Concern: Reference is hereby made to the Amended and Restated Restricted Issuance Agreement, dated as of April 8, 2026 (as amended and restated and as may be further amended and/or restated from time to time, the “Restricted Issuance Agreement”), among Argo Blockchain plc (the “Company”), JPMorgan Chase Bank, N.A., as depositary (the “Depositary”), and all Holders and Beneficial Owners from time to time of restricted American Depositary Receipts (“Restricted ADRs”) issued thereunder evidencing restricted American Depositary Shares (“Restricted ADSs”) representing Shares that amended and restated the Restricted Issuance Agreement, dated as of December 15, 2025 (the “Prior Restricted Issuance Agreement”), among the Company, the Depositary and all Holders and Beneficial owners from time to time of Restricted ADRs issued thereunder evidencing Restricted ADSs. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Restricted Issuance Agreement. References to the Restricted Issuance Agreement include the certification and other procedures established by the Depositary from time to time pursuant to such Restricted Issuance Agreement. The Prior Restricted Issuance Agreement was originally entered into in connection with the Restructuring Plan under Part 26A of the Companies Act 2006

B-2 302397520.4 initiated by the Company in the business and property courts of England and Wales (the “Court”) on October 30, 2025 (the “Restructuring Plan”) that was sanctioned by the Court pursuant to an order issued by the Court on December 10, 2025. This Certification and Agreement (this “Certification and Agreement”) is furnished by the undersigned (the “Holder”) in connection with either (check one): (a)  the deposit of ____________________ Shares by the Company, on behalf of the undersigned Holder, against the issuance of ____________________ Restricted ADSs to the undersigned Holder pursuant to, and in accordance with, the Prior Restricted Issuance Agreement, on the date of the Prior Restricted Issuance Agreement in the Restructuring Plan; OR (b)  the acquisition by the undersigned Holder of ____________________ Restricted ADSs to be registered in the name of such undersigned Holder from ____________________ pursuant to, and in accordance with, the Restricted Issuance Agreement on ________________ ___, 20__; OR (c)  the deposit of ____________________ Shares by ____________________, on behalf of the undersigned Holder, against the issuance of ____________________ Restricted ADSs to the undersigned Holder pursuant to, and in accordance with, the Restricted Issuance Agreement on ________________ ___, 20__. The undersigned Holder acknowledges, certifies, confirms and agrees, on behalf of such Holder and on behalf of any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto, that by acquiring Restricted ADSs, in each case, registered in the name of Holder, it became, or will become, a party to and are, or will be, bound by the provisions of the Restricted Issuance Agreement and that the Restricted ADSs and the underlying Shares represented thereby (the “Underlying Shares”) are Control Securities and/or Restricted Securities and are subject to restrictions on transfer under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the Restricted Issuance Agreement. The undersigned Holder further acknowledges, certifies, confirms and agrees, on behalf of such Holder and on behalf of any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto, that the Restricted ADSs and Underlying Shares may not be sold, offered for sale, pledged or otherwise distributed, transferred or disposed of except (a) in accordance with, and subject to, the limitations set forth in the Restricted Issuance Agreement, including the restrictive legend to which such Restricted ADSs and Underlying Shares are subject in the form set forth in Section 4 of the Restricted Issuance Agreement and on the form of Restricted ADR and (b) pursuant to (i) an effective registration statement for the Restricted ADSs and

B-3 302397520.4 Underlying Shares under the Securities Act or (ii) an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and state securities or “blue sky” laws, and, if requested by the Company or the Depositary, the delivery of an opinion of U.S. securities counsel satisfactory to the Company and Depositary that such registration is not required as to said sale, offer, pledge, distribution, transfer or disposal. The undersigned Holder further represents, warrants, acknowledges, certifies and confirms to, and agrees with, each of you, on behalf of such Holder and on behalf of any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto, that the statements made herein are true, correct and complete, and that: 1. It acquired the Restricted ADSs and Underlying Shares pursuant to, and in accordance with, the Restricted Issuance Agreement, and paid the full purchase price therefor (within the meaning of Rule 144 promulgated under the Securities Act), as follows (check one below): (a)  on the date of the Prior Restricted Issuance Agreement upon the deposit of the Underlying Shares by the Company, on behalf of the undersigned Holder, against the issuance of the Restricted ADSs to the undersigned Holder in the Restructuring Plan; OR (b)  on ________________ ___, 20__ when it acquired the Restricted ADSs, to be registered in the name of such undersigned Holder, from ____________________; OR (c)  on ________________ ___, 20__ upon the deposit of ____________________ Underlying Shares by ____________________, on behalf of the undersigned Holder, against the issuance of ____________________ Restricted ADSs to the undersigned Holder pursuant to, and in accordance with, the Restricted Issuance Agreement. 2.  Neither such Holder, nor any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto, is an Affiliate of the Company, or has been an Affiliate of the Company at any time during the preceding three (3) months. OR

B-4 302397520.4  Such Holder, or any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto, may be deemed to be an Affiliate of the Company, or an Affiliate of the Company at a time during the preceding three (3) months. 3. It understands that the deposit of Shares against the issuance of Restricted ADSs pursuant to the Restricted Issuance Agreement or the acquisition of Restricted ADSs, as the case may be, and any sale or transfer of the Restricted ADSs and Underlying Shares are subject to limitations under the Securities Act and the Restricted Issuance Agreement. 4. It will not offer, sell, pledge or otherwise transfer, distribute or dispose the Restricted ADSs or Underlying Shares except (a) to the Company or any subsidiary thereof, (b) in accordance with, and subject to, the limitations set forth in the Restricted Issuance Agreement, including the restrictive legend to which such Restricted ADSs are subject in the form set forth in Section 4 of the Restricted Issuance Agreement and on the form of Restricted ADR, (c) pursuant to a registration statement which has become effective under the Securities Act, or (d) pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, including but not limited to the exemption provided by Rule 144 (“Rule 144”) promulgated under the Securities Act (if available), and, if requested by the Company or the Depositary, the receipt of an opinion of U.S. securities counsel satisfactory to the Company and/or the Depositary, as applicable, with respect to the Restricted ADSs and Underlying Shares to such effect, and any transferee of the Restricted ADSs will be required to become a party to and be bound by the provisions of the Restricted Issuance Agreement, except in the case of any sale to a transferee that is not an Affiliate of the Company pursuant to, and in compliance with, Rule 144, an effective registration statement or another exemption in which the transferee thereof acquires Unrestricted ADSs and Underlying Shares that are not Limited Transfer Securities. 5. Unless otherwise agreed by the Depositary and the Company, no Restricted ADSs may be cancelled and no Deposited Securities represented thereby may be withdrawn from the Restricted ADR Program unless (a)(i) the Underlying Shares represented by such Restricted ADSs are being redeposited or transferred to the Unrestricted Account under the Unrestricted Deposit Agreement against issuance of Unrestricted ADSs (x) in connection with the immediate sale of such Unrestricted ADSs (other than to an Affiliate of the Company) as permitted by Section 7.A. above , or (y) because neither such Holder, nor any Beneficial Owner, is an Affiliate of the Company, or has been an Affiliate of the Company at any time during the immediately preceding three (3) months, and the Restricted ADSs and Underlying Shares have become Freely Tradable Restricted Securities as permitted by Section 7.B. above, or (ii)(x) such Restricted ADSs and Underlying Shares have become Freely Tradable Restricted ADSs and Freely Tradable Restricted Shares, respectively, (y) the Freely Tradable Restricted Shares represented by such Freely Tradable Restricted ADSs are being withdrawn for delivery to or on the written order of such Holder of Freely

B-5 302397520.4 Tradable Restricted ADSs, and (z) neither such Holder, nor any Beneficial Owner, is an Affiliate of the Company, or has been an Affiliate of the Company at any time during the immediately preceding three (3) months as permitted by Section 7.C. above; and (b) the Holder and Beneficial Owner surrendering such Restricted ADSs have complied with all of the provisions and conditions of the Restricted Issuance Agreement, including, without limitation Section 7 thereof. The Depositary is expressly authorized and instructed to close the cancellation books under the Restricted ADR Program with respect to the Restricted ADSs and not to effect any requested cancellation unless and until such conditions are satisfied or waived. 6. It will not deposit the Underlying Shares, or cause or permit the Underlying Shares to be deposited, under the Unrestricted Deposit Agreement unless (a) such Underlying Shares constitute Freely Tradable Restricted Shares, the representations, warranties, certifications and agreements deemed to be made under the Unrestricted Deposit Agreement upon deposit thereof can be, and are, made to the Depositary, and (b) such deposit is in compliance with the provisions of the Securities Act, the Restricted Issuance Agreement and the Unrestricted Deposit Agreement. 7. It has received a copy of the Restricted Issuance Agreement and agrees to be bound by the terms contained therein. 8. The representations, warranties, certifications and agreements contained in paragraph (1) of the form of Restricted ADR attached to the Restricted Issuance Agreement and in Sections 12 and 13 of the Restricted Issuance Agreement, in each case, applicable to Holders and, if the undersigned Holder is a Depositor, Depositors, are true, correct and complete, and the undersigned Holder will comply therewith. 9. It is providing this Certification and Agreement to provide comfort to the Depositary and the Company that the deposit of the Underlying Shares against the issuance of Restricted ADSs and/or the acquisition of Underlying Shares and Restricted ADSs, as the case may be, complies, and any sale or transfer of the Restricted ADSs, including, without limitation, pursuant to Rule 144, complies with the registration requirements of the Securities Act, or an exemption therefrom, and the Depositary and the Company are relying on the representations, warranties, acknowledgements, certifications, confirmations and agreements contained in this Certification and Agreement for such purposes and are hereby authorized and entitled to so rely. 10. It has consulted with United States legal counsel(s) who are experienced in matters of U.S. securities law, to the extent necessary to confirm the accuracy of each of the representations, warranties, acknowledgments, certifications, confirmations and agreements set forth herein, and the undersigned is providing each such representations, warranties, acknowledgments, certifications, confirmation and agreements and entering into and executing this Certification and Agreement on the basis of such consultation with counsel.

B-6 302397520.4 The undersigned Holder agrees to indemnify the Depositary, the Company and each of their respective officers, directors, agents, employees, and affiliates for any and all losses, liabilities and expenses (including fees and expenses of counsel) which may arise by reason hereof as well as for any losses, liabilities claims, actions, costs, damages, penalties, fines, obligations, transfer or other taxes, duties, stamps and/or other governmental charges, and expenses of any kind whatsoever (including, without limitation, attorneys’ fees and expenses) that may be imposed on, incurred by or asserted against any of them in connection with, or incurred as a result or arising out of or by reason of, (a) their reliance on the undersigned Holder’s representations, warranties, acknowledgements, certifications, confirmations and agreements contained herein, (b) any of the undersigned Holder’s representations, warranties, acknowledgements, certifications, confirmations or agreements contained herein being incorrect or having been breached and/or (c) the deposit of the Underlying Shares against the issuance of the Restricted ADSs pursuant to the Restricted Issuance Agreement, the surrender and cancellation of any Restricted ADSs, the withdrawal of any Underlying Shares, the re-deposit of any Underlying Shares against the issuance of any Unrestricted ADSs pursuant to the Unrestricted Deposit Agreement and/or any sale or transfer of any Unrestricted ADSs and Underlying Shares. The undersigned Holder acknowledges that its representations, warranties, acknowledgments, certifications, confirmations and agreements contained herein shall survive the deposit of the Underlying Shares against the issuance of the Restricted ADSs and/or the acquisition of Restricted ADSs and Underlying Shares by the undersigned Holder pursuant to the Restricted Issuance Agreement, the surrender and cancellation of any Restricted ADSs, the withdrawal of any Underlying Shares, the re-deposit of any Underlying Shares or transfer thereof to the Unrestricted Account against the issuance of any Unrestricted ADSs pursuant to the Unrestricted Deposit Agreement and/or any sale or transfer of any Unrestricted ADSs and Underlying Shares. This Certification and Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. [Remainder of page intentionally blank.]

[Signature page to Certification And Agreement Upon Initial Issuance or Acquisition Of Restricted ADSs] 302397520.4 The undersigned Holder is executing this Certification and Agreement and is making the representations, warranties, acknowledgments, certifications, confirmations and agreements contained herein on behalf of itself, as a Holder, and on behalf of any Beneficial Owner, of the Restricted ADSs and the Underlying Shares with respect thereto. Very truly yours, (Name of Certifying Entity) By: _______________________________ Name: Title:

C-1 302397520.4 EXHIBIT C Certification And Agreement Of Persons Surrendering Restricted ADSs For Cancellation In Exchange For Unrestricted ADSs Issued Under Unrestricted Deposit Agreement Dated: ________________ __, 20__ Argo Blockchain plc Eastcastle House 27/28 Eastcastle Street London, England W1W 8DH Attention: Scott Beech E-mail Address: scott@argoblockchain.com _______________________________, as U.S. counsel _______________________________ _______________________________ _______________________________ (name and address of U.S. legal counsel) JPMorgan Chase Bank, N.A., as depositary 270 Park Avenue, Floor 8 New York, NY 10017 Attention: ADR Administration Re: Argo Blockchain plc To Whom It May Concern: Reference is hereby made to the Amended and Restated Restricted Issuance Agreement, dated as of April 8, 2026 (as amended and restated and as may be further amended and/or restated from time to time, the “Restricted Issuance Agreement”), among Argo Blockchain plc (the “Company”), JPMorgan Chase Bank, N.A., as depositary (the “Depositary”), and all Holders and Beneficial Owners from time to time of restricted American Depositary Receipts (“Restricted ADRs”) issued thereunder evidencing restricted American Depositary Shares (“Restricted ADSs”) representing Shares that amended and restated the Restricted Issuance Agreement, dated as of December 15, 2025 (the “Prior Restricted Issuance Agreement”), among

C-2 302397520.4 the Company, the Depositary and all Holders and Beneficial owners from time to time of Restricted ADRs issued thereunder evidencing Restricted ADSs. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Restricted Issuance Agreement. References to the Restricted Issuance Agreement include the certification and other procedures established from time to time by the Depositary pursuant to such agreement. The Prior Restricted Issuance Agreement was originally entered into in connection with the Restructuring Plan under Part 26A of the Companies Act 2006 initiated by the Company in the business and property courts of England and Wales (the “Court”) on October 30, 2025 (the “Restructuring Plan”) that was sanctioned by the Court pursuant to an order issued by the Court on December 10, 2025. This Certification and Agreement (this “Certification and Agreement”) is furnished in connection with the surrender by the undersigned (the “Holder”) of the following Restricted ADSs for cancellation against the withdrawal of the underlying Shares represented thereby (the “Underlying Shares”) under the Restricted Issuance Agreement and the re-deposit of such Underlying Shares, or transfer thereof to the Unrestricted Account, under the Unrestricted Deposit Agreement against the issuance of Unrestricted ADSs in respect thereof: Company Name: Argo Blockchain plc No. of Restricted ADSs to be cancelled: Restricted ADS CUSIP: 040126RR7 Holder Surrendering Restricted ADSs: Holder Account Number: The undersigned Holder represents, warrants, acknowledges, certifies and confirms to, and agrees with, each of you, on behalf of such Holder and on behalf of any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto, that the statements made herein are true, correct and complete, and that: 1. It acquired the Restricted ADSs and Underlying Shares pursuant to, and in accordance with, the Restricted Issuance Agreement, and paid the full purchase price therefor (within the meaning of Rule 144 promulgated under the Securities Act), as follows (check one below): (a)  on the date of the Prior Restricted Issuance Agreement upon the deposit of the Underlying Shares by the Company, on behalf of the undersigned Holder, against the issuance of the Restricted ADSs to the undersigned Holder in the Restructuring Plan; OR

C-3 302397520.4 (b)  on ________________ ___, 20__ when it acquired the Restricted ADSs, to be registered in the name of such undersigned Holder, from ____________________; OR (c)  on ________________ ___, 20__ upon the deposit of ____________________ Underlying Shares by ____________________, on behalf of the undersigned Holder, against the issuance of ____________________ Restricted ADSs to the undersigned Holder pursuant to, and in accordance with, the Restricted Issuance Agreement. 2.  Neither such Holder, nor any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto, is an Affiliate of the Company, or has been an Affiliate of the Company at any time during the preceding three (3) months. OR  Such Holder, or any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto, may be deemed to be an Affiliate of the Company, or an Affiliate of the Company at a time during the preceding three (3) months. 3. It understands that the surrender of Restricted ADSs for cancellation in exchange for the issuance of Unrestricted ADSs pursuant to the Unrestricted Deposit Agreement and any sale or transfer of the Unrestricted ADSs and/or Underlying Shares are subject to limitations under the Securities Act, the Restricted Issuance Agreement and the Unrestricted Deposit Agreement. 4. The cancellation of the Restricted ADSs and withdrawal and delivery of the Underlying Shares pursuant to the Restricted Issuance Agreement is being made in compliance with, and is permitted pursuant to, the following Section of the Restricted Issuance Agreement (check one below): (a)  Section 7.A. thereof because (i) the resale of the Unrestricted ADSs to be issued under the Unrestricted Deposit Agreement and the Underlying Shares with respect thereto by the Holder have been registered under the Securities Act and have been, or are immediately being, sold (other than to an Affiliate of the Company) pursuant to, and in accordance with, a registration statement duly filed and currently effective under the Securities Act , (ii) there are no stop orders suspending the effectiveness or use of such registration statement and no proceedings for that purpose are pending or, to the Holder’s knowledge, have been threatened, and (iii) upon such sale any acquiror of the Unrestricted ADSs to be issued under the Unrestricted Deposit Agreement and the Underlying Shares with respect thereto;

C-4 302397520.4 OR (b)  Section 7.A. thereof because (i) the resale of the Unrestricted ADSs to be issued under the Unrestricted Deposit Agreement and the Underlying Shares with respect thereto by the Holder are not required to be registered under the Securities Act because they have been, or are immediately being, sold (other than to an Affiliate of the Company) pursuant to, and in accordance with, the exemption from the registration requirements of the Securities Act provided by Rule 144 (“Rule 144” and, any such sales pursuant to Rule 144, “Rule 144 Sales”) promulgated thereunder, and (ii) upon such sale any acquiror of the Unrestricted ADSs to be issued under the Unrestricted Deposit Agreement and the Underlying Shares with respect thereto; OR (c)  Section 7.B. thereof because (i) the Restricted ADSs and the Underlying Shares with respect thereto have become Freely Tradable Restricted ADSs and Freely Tradable Restricted Shares, respectively, because they do not, or no longer, constitute “restricted securities” within the meaning of Rule 144(a)(3) of the Securities Act and the requirements of paragraphs (b), (c), (e), (f) and (h) of Rule 144 of the Securities Act do not, or no longer, apply to a sale or transfer thereof pursuant to Rule 144, (ii) all of the Unrestricted ADSs to be issued under the Unrestricted Deposit Agreement and the Underlying Shares with respect thereto may be freely offered and sold in a single transaction in the United States at any time thereafter without registration under the Securities Act and without the need to any longer comply with any of the requirements of Rule 144, and (iii) any acquiror of the Unrestricted ADSs to be issued under the Unrestricted Deposit Agreement and the Underlying Shares with respect thereto will receive securities that are not Limited Transfer Securities. 5. If the box in Section 4(b) above was checked because the Underlying Shares are being re-deposited pursuant to the Unrestricted Deposit Agreement, or transferred to be held by the Custodian in the Unrestricted Account, in exchange for the issuance of Unrestricted ADSs that are to be immediately sold in connection with a Rule 144 Sale as provided in Section 4(b) above: (a) If the Restricted ADSs and Underlying Shares are Restricted Securities, a minimum of  six (6) months /  one (1) year (check one, as applicable)1 has elapsed since the date that the Restricted ADSs and Underlying Shares were last directly, or indirectly, acquired from an “issuer” (within the meaning of Rule 144) of such Shares, or an “affiliate” (as defined in Rule 144) of such an “issuer” (within the 1 A six-month holding period is required if the Company is registered and in compliance with the reporting requirements of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Holder is not an Affiliate of the Company, and a one-year holding period is required if the Holder is an Affiliate of the Company and/or the Company is not Exchange Act reporting.

C-5 302397520.4 meaning of Rule 144) of Shares, and the Restricted ADSs and Underlying Shares were fully paid for, in each case as determined pursuant to Rule 144. (b) The Company currently complies, and will be in compliance as of the date of such Rule 144 Sale, with the current public information requirements contained in Rule 144(c) applicable to the Rule 144 Sale by such Holder. (c) Rule 144 is currently not, and Rule 144 will not as of the date of such Rule 144 Sale be, unavailable with respect to the Company’s securities by reason of the provisions of Rule 144(i). (d) If the undersigned Holder or any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto is an Affiliate, at the time of any Rule 144 Sale, the number of Shares of the Company (including Shares represented by American Depositary Shares) sold by the undersigned or for the undersigned’s account and by or for the account of any person whose sales are required by Rule 144 to be aggregated with sales by or for the undersigned (other than shares sold pursuant to an effective registration statement under the Securities Act, an exemption provided by Regulation A promulgated under the Securities Act, or an exemption contained in Section 5 of the Securities Act in a transaction not involving a public offering, and shares sold offshore pursuant to Regulation S under the Securities Act) has not exceeded, and will not exceed, the amounts permitted by Rule 144(e). The undersigned acknowledges and understands that the persons whose sales are required by Rule 144 to be aggregated with sales by or for the undersigned include, but are not limited to: (i) any relative or spouse of the undersigned, or any relative of such spouse, any one of whom has the same home as the undersigned; (ii) any trust or estate in which the undersigned or any of the persons specified in clause (i) collectively own 10 percent or more of the total beneficial interest or of which any of such persons serve as trustee, executor or in any similar capacity; and (iii) any corporation or other organization (other than the Company) in which the undersigned or any of the persons specified in clause (i) are the beneficial owners collectively of 10 percent or more of any class of equity securities or 10 percent or more of the equity interest. (e) If the undersigned Holder or any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto is an Affiliate, it has not solicited or arranged for the solicitation of, and will not solicit or arrange for the solicitation of, orders to buy the Unrestricted ADSs or Underlying Shares in anticipation of or in connection with any sale or proposed sale of the Unrestricted ADSs or Underlying Shares, and each such sale shall be made in accordance with Rule 144(f). (f) If the undersigned Holder or any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto is an Affiliate, it has not made, and will not make, any payment in connection with the offering or sale of the Unrestricted ADSs to any person other than the broker or dealer who executes the order to sell the securities and the undersigned has not, and will not (i) instruct any

C-6 302397520.4 such broker or dealer to do more than execute the order to sell the Unrestricted ADSs as agent for the undersigned or (ii) pay to any such broker or dealer any more than the usual and customary broker’s commission. (g) If the undersigned Holder or any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto is an Affiliate, prior to or concurrently herewith or, at the latest prior to or concurrently with any Rule 144 Sale, the undersigned, to the extent required under Rule 144(h), has filed the Notice of Proposed Sale of Securities Pursuant to Rule 144 (“Form 144”) with the Securities and Exchange Commission (the “Commission”), a true and complete copy of which has been, or will be, delivered to each of you on the date of any filing thereof with the Commission. The undersigned acknowledges and understands that the filing of a Form 144 is required under Rule 144(h) if the number of Unrestricted ADSs to be sold in reliance on Rule 144 during any period of three months exceeds 5,000 Unrestricted ADSs or has an aggregate sale price in excess of US$50,000. (h) To the extent the undersigned was, or is, required to file a Form 144 pursuant to Rule 144(h), it is the bona fide intention of the undersigned to sell the Unrestricted ADSs within a reasonable time after the filing of the Form 144 referred to in clause 5(f) above. (i) The undersigned Holder is not acting, and will not act, in concert with any person or entity with respect to the sale of any Unrestricted ADSs or Underlying Shares in a Rule 144 Sale. The undersigned acknowledges and understands that it may be considered to be “acting in concert” for purposes of Rule 144 if there is either an express or an implicit agreement or arrangement between the undersigned and any other party or parties for the purpose of selling Unrestricted ADSs or Shares (including Shares represented by American Depositary Shares). 6. If the box in Section 4(c) above was checked and the Unrestricted ADSs are being issued pursuant to the Unrestricted Deposit Agreement as provided in Section 7.B. of the Restricted Issuance Agreement because the Restricted ADSs and the Underlying Shares with respect thereto have become Freely Tradable Restricted ADSs and Freely Tradable Restricted Shares, respectively: (a) neither the undersigned Holder, nor any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto, is an Affiliate of the Company, or has been an Affiliate of the Company at any time during the three (3) months prior to the date hereof, and neither is acting on behalf of an Affiliate of the Company, or any other person or entity that was an Affiliate of the Company at any time during the three (3) months prior to the date hereof; and (b) if the Restricted ADSs and Underlying Shares are Restricted Securities, a minimum of one (1) year has elapsed since the date that the Underlying Shares were last directly, or indirectly, acquired from an “issuer” (within the meaning of Rule 144) of such Shares, or an “affiliate” (as defined in Rule 144) of an “issuer”

C-7 302397520.4 (within the meaning of Rule 144) of such Shares, and the Underlying Shares were fully paid for as determined pursuant to Rule 144. 7. In connection with the redeposit of the Underlying Shares, or transfer thereof to the Unrestricted Account, pursuant to the Unrestricted Deposit Agreement and the issuance to the undersigned of Unrestricted ADSs representing such Underlying Shares under the Unrestricted Deposit Agreement, it hereby confirms, represents, warrants, certifies and agrees that the representations, warranties, certifications and agreements contained in paragraph (1) of the form of Unrestricted ADR of the Unrestricted Deposit Agreement are true, correct and complete, and it will comply therewith, including, without limitation, that (a) the Underlying Shares and the certificates therefor were duly authorized and validly issued, and are fully paid and non-assessable, and were legally obtained by such person, (b) all pre-emptive and comparable rights, if any, with respect to such Underlying Shares have been duly and validly waived or exercised, (c) it is duly authorized to deposit the Underlying Shares and has fulfilled all requirements of applicable law or regulation with respect to the Underlying Shares or the deposit thereof against the issuance of Unrestricted ADSs, (d) the Underlying Shares presented for deposit are free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim, (e) the Underlying Shares have not been stripped of any rights or entitlements and are not subject to any contractual restrictions on transfer thereof, and (f) such Underlying Shares are not subject to any unfulfilled requirements of applicable law or regulation. 8. It is providing this Certification and Agreement to provide comfort to the Depositary and the Company that the re-deposit of the Underlying Shares, or transfer thereof to the Unrestricted Account, pursuant to the Unrestricted Deposit Agreement against the issuance of Unrestricted ADSs pursuant to the Unrestricted Deposit Agreement and any sale or transfer of the Unrestricted ADSs and Underlying Shares, including, without limitation, pursuant to Rule 144, complies with the registration requirements of the Securities Act, or an exemption therefrom, and the Depositary and the Company are relying on the representations, warranties, acknowledgements, certifications, confirmations and agreements contained in this Certification and Agreement for such purposes and are hereby authorized and entitled to so rely. 9. It has consulted with United States legal counsel(s) who are experienced in matters of U.S. securities law to the extent necessary to confirm the accuracy of each of the representations, warranties, acknowledgments, certifications, confirmations and agreements set forth herein, and the undersigned is providing each such representations, warranties, acknowledgments, certifications, confirmation and agreements and entering into and executing this Certification and Agreement on the basis of such consultation with counsel. You are hereby requested and instructed to cancel such above referenced Restricted ADSs and re-deposit the Underlying Shares, or transfer such Underlying Shares to the Unrestricted Account, under the Unrestricted Deposit Agreement, and issue and deliver Unrestricted ADSs in respect thereof, subject to

C-8 302397520.4 payment and receipt of all cancellation fees, transfer fees, share transfer and other taxes and governmental and other charges and expenses owing pursuant to the Restricted Issuance Agreement, as follows: No. of Unrestricted ADSs to be issued and credited: (must be same as no. of Restricted ADSs surrendered and cancelled listed above) Unrestricted ADS CUSIP: 040126302 Contact Person: Broker Name: DTC/Euroclear/Clearstream Participant Number: A/C Name: A/C Number: In consideration of your agreeing to accept such Restricted ADSs for cancellation, we hereby, for ourselves, our successors, and assigns and our customers, unconditionally guarantee to the Depositary, its successors, and assigns, that we have good title to the Restricted ADSs presented herewith and that there are no stops or other restraints on or against the same on the books of the Depositary or otherwise, and we agree at all time hereafter that if for any reason the Depositary or any party or parties should make claim on said shares or declare said Restricted ADSs to be invalid, or if for any reason we are not recognized as the registered holders as of the date hereof, we will upon request surrender to you in substitution, other valid Unrestricted ADSs with respect to such Restricted ADS, and in addition, we agree to, at all times, hereafter indemnify and save harmless the Depositary, its successors and assigns, against any and all losses, liabilities and/or damages and expenses to it in the premises or otherwise related hereto. The undersigned Holder agrees to indemnify the Depositary, the Company and each of their respective officers, directors, agents, employees, and affiliates for any and all losses, liabilities and expenses (including fees and expenses of counsel) which may arise by reason hereof as well for any losses, liabilities claims, actions, costs, damages, penalties, fines, obligations, transfer or other taxes, duties, stamps and/or other governmental charges, and expenses of any kind whatsoever (including, without limitation, attorneys’ fees and expenses) that may be imposed on, incurred by or asserted against any of them in connection with, or incurred as a result or arising out of or by reason of, (a) their reliance on the undersigned Holder’s representations, warranties, acknowledgements, certifications, confirmations and agreements contained herein, (b) any of the undersigned Holder’s representations, warranties, acknowledgements, certifications, confirmations or agreements contained herein being incorrect or having been breached and/or (c) the surrender and cancellation of the Restricted ADSs, the withdrawal of the Underlying Shares, the re-deposit of the Underlying Shares against the issuance of Unrestricted ADSs pursuant to the Unrestricted Deposit Agreement and/or any sale or transfer of any Unrestricted ADSs and Underlying Shares. The undersigned Holder acknowledges that its representations, warranties, acknowledgments, certifications, confirmations and agreements

C-9 302397520.4 contained herein shall survive the surrender and cancellation of the Restricted ADSs, the withdrawal of the Underlying Shares, the re-deposit of the Underlying Shares or transfer thereof to the Unrestricted Account against the issuance of Unrestricted ADSs pursuant to the Unrestricted Deposit Agreement and/or any sale or transfer of any Unrestricted ADSs and Underlying Shares. This Certification and Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. [Remainder of page intentionally blank.]

[Signature page to Certification And Agreement Of Persons Surrendering Restricted ADSs For Cancellation In Exchange For Unrestricted ADSs Issued Under Unrestricted Deposit Agreement] 302397520.4 The undersigned Holder is executing this Certification and Agreement and is making the representations, warranties, acknowledgments, certifications, confirmations and agreements contained herein on behalf of itself, as a Holder, and on behalf of any Beneficial Owner, of the Restricted ADSs and the Underlying Shares with respect thereto. Very truly yours, (Name of Certifying Entity) By: Name: Title:

D-1 302397520.4 EXHIBIT D Certification And Agreement Of Persons Surrendering Restricted ADSs For Cancellation And Withdrawal Of Deposited Securities Dated: ________________ __, 20__ Argo Blockchain plc Eastcastle House 27/28 Eastcastle Street London, England W1W 8DH Attention: Scott Beech E-mail Address: scott@argoblockchain.com _______________________________, as U.S. counsel _______________________________ _______________________________ _______________________________ (name and address of U.S. legal counsel) JPMorgan Chase Bank, N.A., as depositary 270 Park Avenue, Floor 8 New York, NY 10017 Attention: ADR Administration Re: Argo Blockchain plc To Whom It May Concern: Reference is hereby made to the Amended and Restated Restricted Issuance Agreement, dated as of April 8, 2026 (as amended and restated and as may be further amended and/or restated from time to time, the “Restricted Issuance Agreement”), among Argo Blockchain plc (the “Company”), JPMorgan Chase Bank, N.A., as depositary (the “Depositary”), and all Holders and Beneficial Owners from time to time of restricted American Depositary Receipts (“Restricted ADRs”) issued thereunder evidencing restricted American Depositary Shares (“Restricted ADSs”) representing Shares that amended and restated the Restricted Issuance Agreement, dated as of December 15, 2025 (the “Prior Restricted Issuance Agreement”), among the Company, the Depositary and all Holders and Beneficial owners from time to time of Restricted ADRs issued thereunder evidencing Restricted ADSs.

D-2 302397520.4 Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Restricted Issuance Agreement. References to the Restricted Issuance Agreement include the certification and other procedures established from time to time by the Depositary pursuant to such agreement. The Prior Restricted Issuance Agreement was originally entered into in connection with the Restructuring Plan under Part 26A of the Companies Act 2006 initiated by the Company in the business and property courts of England and Wales (the “Court”) on October 30, 2025 (the “Restructuring Plan”) that was sanctioned by the Court pursuant to an order issued by the Court on December 10, 2025. This Certification and Agreement (this “Certification and Agreement”) is furnished in connection with the surrender by the undersigned (the “Holder”) of the following Restricted ADSs for cancellation against the withdrawal, release and delivery of the underlying Shares represented thereby (the “Underlying Shares”) under the Restricted Issuance Agreement: Company Name: Argo Blockchain plc No. of Restricted ADSs to be cancelled: Restricted ADS CUSIP: 040126RR7 Holder Surrendering Restricted ADSs: Holder Account Number: In connection with the undersigned Holder’s request to cancel said Restricted ADSs and deliver the Underlying Shares to its order, the undersigned Holder hereby acknowledges, certifies, confirms and agrees, on behalf of such Holder and on behalf of any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto, that the Restricted ADSs and the Underlying Shares with respect thereto are Control Securities and/or Restricted Securities and are subject to restrictions on transfer under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the Restricted Issuance Agreement. The undersigned Holder further acknowledges, certifies, confirms and agrees, on behalf of such Holder and on behalf of any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto, that the Restricted ADSs and Underlying Shares may not be sold, offered for sale, pledged or otherwise distributed, transferred or disposed of except (a) in accordance with, and subject to, the limitations set forth in the Restricted Issuance Agreement, including the restrictive legend to which such Restricted ADSs and Underlying Shares are subject in the form set forth in Section 4 of the Restricted Issuance Agreement and on the form of Restricted ADR and (b) pursuant to (i) an effective registration statement for the Restricted ADSs and Underlying Shares under the Securities Act or (ii) an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and state securities or “blue sky” laws, and, if requested by the Company or the Depositary, the delivery of an opinion of U.S. securities counsel satisfactory to the Company and Depositary, that such registration is not required as to said sale, offer, pledge, distribution, transfer or disposal.

D-3 302397520.4 The undersigned Holder further represents, warrants, acknowledges, certifies and confirms to, and agrees with, each of you, on behalf of such Holder and on behalf of any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto, that the statements made herein are true, correct and complete, and that: 1. It acquired the Restricted ADSs and Underlying Shares pursuant to, and in accordance with, the Restricted Issuance Agreement, and paid the full purchase price therefor (within the meaning of Rule 144 promulgated under the Securities Act), as follows (check one below): (a)  on the date of the Prior Restricted Issuance Agreement upon the deposit of the Underlying Shares by the Company, on behalf of the undersigned Holder, against the issuance of the Restricted ADSs to the undersigned Holder in the Restructuring Plan; OR (b)  on ________________ ___, 20__ when it acquired the Restricted ADSs, to be registered in the name of such undersigned Holder, from ____________________; OR (c)  on ________________ ___, 20__ upon the deposit of ____________________ Underlying Shares by ____________________, on behalf of the undersigned Holder, against the issuance of ____________________ Restricted ADSs to the undersigned Holder pursuant to, and in accordance with, the Restricted Issuance Agreement. 2.  Neither such Holder, nor any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto, is an Affiliate of the Company, or has been an Affiliate of the Company at any time during the preceding three (3) months. OR  Such Holder, or any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto, may be deemed to be an Affiliate of the Company, or an Affiliate of the Company at a time during the preceding three (3) months. 3. It understands that the surrender of Restricted ADSs for cancellation, any deposit of the Underlying Shares against the issuance of Unrestricted ADSs pursuant to the Unrestricted Deposit Agreement and any sale or transfer of the Restricted ADSs, any Unrestricted ADSs and/or the Underlying Shares

D-4 302397520.4 are subject to limitations under the Securities Act, the Restricted Issuance Agreement and the Unrestricted Deposit Agreement. 4. It will not offer, sell, pledge or otherwise transfer the Restricted ADSs or Underlying Shares except (a) to the Company or any subsidiary thereof, (b) pursuant to a registration statement which has become effective under the Securities Act, or (c) pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, including the exemption provided by Rule 144 promulgated under the Securities Act (if available). 5. The cancellation of the Restricted ADSs and withdrawal and delivery of the Underlying Shares pursuant to the Restricted Issuance Agreement is not required to be registered under the Securities Act and is being made in compliance with, and is permitted pursuant to, the Restricted Issuance Agreement as provided in Section 7.C. thereof because (i) neither the undersigned Holder, nor any Beneficial Owner of the Restricted ADSs and the Underlying Shares with respect thereto, is an Affiliate of the Company, or has been an Affiliate of the Company at any time during the three (3) months prior to the date hereof, and neither is acting on behalf of an Affiliate of the Company, or any other person or entity that was an Affiliate of the Company at any time during the three (3) months prior to the date hereof, (ii) the Restricted ADSs and the Underlying Shares with respect thereto have become Freely Tradable Restricted ADSs and Freely Tradable Restricted Shares, respectively, because they do not, or no longer, constitute “restricted securities” within the meaning of Rule 144(a)(3) of the Securities Act and the requirements of paragraphs (b), (c), (e), (f) and (h) of Rule 144 of the Securities Act do not, or no longer, apply to a sale or transfer thereof pursuant to Rule 144, (iii) all of the Underlying Shares being withdrawn and delivered may be freely offered and sold in a single transaction in the United States at any time thereafter without registration under the Securities Act and without the need to any longer comply with any of the requirements of Rule 144, and (iv) any acquiror of the Underlying Shares withdrawn and delivered will receive securities that are not Limited Transfer Securities. 6. It will not deposit the Underlying Shares being withdrawn, or cause or permit the Underlying Shares being withdrawn to be deposited, under the Unrestricted Deposit Agreement unless (a) such Underlying Shares constitute Freely Tradable Restricted Shares, the representations, warranties, certifications and agreements deemed to be made under the Unrestricted Deposit Agreement upon deposit thereof can be, and are, made to the Depositary, and (b) such deposit is in compliance with the provisions of the Securities Act and the Unrestricted Deposit Agreement. 7. It is providing this Certification and Agreement to provide comfort to the Depositary and the Company that the cancellation of the Restricted ADSs and withdrawal and delivery of the Underlying Shares complies with the registration requirements of the Securities Act, or an exemption therefrom, and the Depositary and the Company are relying on the representations, warranties, acknowledgements,

D-5 302397520.4 certifications, confirmations and agreements contained in this Certification and Agreement for such purposes and are hereby authorized and entitled to so rely. 8. It has consulted with United States legal counsel(s) who are experienced in matters of U.S. securities law to the extent necessary to confirm the accuracy of each of the representations, warranties, acknowledgments, certifications, confirmations and agreements set forth herein, and the undersigned is providing each such representations, warranties, acknowledgments, certifications, confirmation and agreements and entering into and executing this Certification and Agreement on the basis of such consultation with counsel. You are hereby requested and instructed to cancel such above referenced Restricted ADSs and deliver the Underlying Shares, subject to payment and receipt of all cancellation fees, transfer fees, share transfer and other taxes and governmental and other charges and expenses owing pursuant to the Restricted Issuance Agreement, as follows: No. of Underlying Shares to be withdrawn: Share ISIN: GB00BZ15CS02 Foreign Bank/Broker to Receive Underlying Shares: Bank Identification Number (BIC): Beneficiary Name: Beneficiary Account Number: In consideration of your agreeing to accept such Restricted ADSs for cancellation, we hereby, for ourselves, our successors, and assigns and our customers, unconditionally guarantee to the Depositary, its successors, and assigns, that we have good title to the Restricted ADSs presented herewith and that there are no stops or other restraints on or against the same on the books of the Depositary or otherwise, and we agree at all time hereafter that if for any reason the Depositary or any party or parties should make claim on said shares or declare said Restricted ADSs to be invalid, or if for any reason we are not recognized as the registered holders as of the date hereof, we will upon request surrender to you in substitution, other valid Unrestricted ADSs with respect to such Restricted ADS, and in addition, we agree to, at all times, hereafter indemnify and save harmless the Depositary, its successors and assigns, against any and all losses, liabilities and/or damages and expenses to it in the premises or otherwise related hereto. The undersigned Holder agrees to indemnify the Depositary, the Company and each of their respective officers, directors, agents, employees, and affiliates for any and all losses, liabilities and expenses (including fees and expenses of counsel) which may arise by reason hereof as well for any losses, liabilities claims, actions, costs, damages, penalties, fines, obligations, transfer or other taxes, duties, stamps and/or other governmental charges, and expenses of any kind whatsoever (including, without limitation, attorneys’ fees and expenses) that may be imposed on, incurred by or asserted against any of them in connection with, or incurred as a result or arising out of or by reason of, (a) their reliance on our representations, warranties,

D-6 302397520.4 acknowledgements, certifications, confirmations and agreements contained herein, (b) to the extent any representation, warranty, acknowledgement, certification, confirmation or agreement contained herein is incorrect or has been breached and/or (c) the surrender and cancellation of the Restricted ADSs, the withdrawal of the Underlying Shares, the sale or transfer or such Underlying Shares, the re-deposit of any Underlying Shares against the issuance of any Unrestricted ADSs pursuant to the Unrestricted Deposit Agreement and/or any sale or transfer of any Unrestricted ADSs and Underlying Shares. The undersigned Holder acknowledges that its representations, warranties, acknowledgments, certifications, confirmations and agreements contained herein shall survive the surrender and cancellation of the Restricted ADSs, the withdrawal of the Underlying Shares, the sale or transfer of such Underlying Shares, the re-deposit of any Underlying Shares against the issuance of any Unrestricted ADSs pursuant to the Unrestricted Deposit Agreement and/or any sale or transfer of any Unrestricted ADSs and Underlying Shares. This Certification and Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. [Remainder of page intentionally blank.]

[Signature page to Certification And Agreement Of Persons Surrendering Restricted ADSs For Cancellation And Withdrawal Of Deposited Securities] 302397520.4 The undersigned Holder is executing this Certification and Agreement and is making the representations, warranties, acknowledgments, certifications, confirmations and agreements contained herein on behalf of itself, as a Holder, and on behalf of any Beneficial Owner, of the Restricted ADSs and the Underlying Shares with respect thereto. Very truly yours, (Name of Certifying Entity) By: Name: Title: